                                                                    EXHIBIT 10.Q


                                                                  EXECUTION COPY




                                [JPMORGAN LOGO]

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      AMONG

                           EPN HOLDING COMPANY, L.P.,

                            THE LENDERS PARTY HERETO,

     BANC ONE CAPITAL MARKETS, INC. AND WACHOVIA BANK, NATIONAL ASSOCIATION,

                            AS CO-SYNDICATION AGENTS

                  FLEET NATIONAL BANK AND FORTIS CAPITAL CORP.,

                           AS CO-DOCUMENTATION AGENTS

                                       AND

                              JPMORGAN CHASE BANK,

                             AS ADMINISTRATIVE AGENT

                            DATED AS OF APRIL 8, 2002

                AS AMENDED AND RESTATED THROUGH OCTOBER 10, 2002

                    ----------------------------------------

                           J.P. MORGAN SECURITIES INC.

                      AS SOLE BOOK RUNNER AND LEAD ARRANGER

                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

                                                                                                                Page
                                                                                                                ----
   Section 1.1       Defined Terms................................................................................1
   Section 1.2       Other Definitional Provisions...............................................................18

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

   Section 2.1       Loans.......................................................................................19
   Section 2.2       Repayment of Loans; Evidence of Debt........................................................19
   Section 2.3       Limitations on Loans........................................................................20
   Section 2.4       Termination of Revolving Credit Commitments.................................................20

                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

   Section 4.1       Optional and Mandatory Prepayments..........................................................20
   Section 4.2       Conversion and Continuation Options.........................................................21
   Section 4.3       Minimum Amounts of Tranches.................................................................22
   Section 4.4       Interest Rates and Payment Dates............................................................22
   Section 4.5       Computation of Interest and Fees............................................................22
   Section 4.6       Inability to Determine Interest Rate........................................................23
   Section 4.7       Pro Rata Treatment and Payments.............................................................23
   Section 4.8       Illegality..................................................................................24
   Section 4.9       Requirements of Law.........................................................................24
   Section 4.10         Taxes....................................................................................25
   Section 4.11         Indemnity................................................................................26
   Section 4.12         Lenders Obligation to Mitigate...........................................................27
   Section 4.13         Acquisition; Disposition; Redesignation..................................................27
   Section 4.14         Redesignated Senior Indebtedness.........................................................27

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

   Section 5.1       Financial Condition.........................................................................28
   Section 5.2       No Change...................................................................................29
   Section 5.3       Existence; Compliance with Law..............................................................29
   Section 5.4       Power; Authorization; Enforceable Obligations...............................................30
   Section 5.5       No Legal Bar................................................................................30
   Section 5.6       No Material Litigation......................................................................31
   Section 5.7       No Default..................................................................................31

   Section 5.8       Ownership of Property; Liens................................................................31
   Section 5.9       Intellectual Property.......................................................................31
   Section 5.10         No Burdensome Restrictions...............................................................31
   Section 5.11         Taxes....................................................................................32
   Section 5.12         Federal Regulations......................................................................32
   Section 5.13         ERISA....................................................................................32
   Section 5.14         Investment Company Act; Other Regulations................................................32
   Section 5.15         Subsidiaries.............................................................................32
   Section 5.16         Purpose of Loans.........................................................................32
   Section 5.17         Environmental Matters....................................................................33
   Section 5.18         Accuracy and Completeness of Information.................................................34
   Section 5.19         Security Documents.......................................................................35
   Section 5.20         Solvency.................................................................................35
   Section 5.21         Transaction..............................................................................35
   Section 5.22         Insurance................................................................................35
   Section 5.23         Senior Debt..............................................................................35

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

   Section 6.1       Conditions to Initial Extensions of Credit..................................................35
   Section 6.2       Conditions to Restatement...................................................................41

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

   Section 7.1       Financial Statements........................................................................45
   Section 7.2       Certificates; Other Information.............................................................46
   Section 7.3       Payment of Obligations......................................................................48
   Section 7.4       Conduct of Business and Maintenance of Existence............................................48
   Section 7.5       Maintenance of Property; Insurance..........................................................48
   Section 7.6       Inspection of Property; Books and Records; Discussions......................................48
   Section 7.7       Notices.....................................................................................49
   Section 7.8       Environmental Laws..........................................................................49
   Section 7.9       Maintenance of Liens of the Security Documents..............................................50
   Section 7.10         Pledge of After-Acquired Property........................................................50
   Section 7.11         Use of Proceeds..........................................................................51
   Section 7.12         Joint Venture Charters...................................................................51
   Section 7.13         Agreements Respecting Unrestricted Subsidiaries..........................................51

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

   Section 8.1       Financial Condition Covenants...............................................................52
   Section 8.2       Limitation on Indebtedness..................................................................53
   Section 8.3       Limitation on Liens.........................................................................53
   Section 8.4       Limitation on Guarantee Obligations.........................................................54
   Section 8.5       Limitations on Fundamental Changes..........................................................55
   Section 8.6       Limitation on Sale of Assets................................................................56

   Section 8.7       Limitation on Dividends.....................................................................56
   Section 8.8       Limitation on Investments, Loans and Advances...............................................56
   Section 8.9       Limitation on Optional Payments and Modifications of Certain Agreements.....................57
   Section 8.10         Limitation on Transactions with Affiliates...............................................58
   Section 8.11         Limitation on Sales and Leasebacks.......................................................58
   Section 8.12         Limitation on Changes in Fiscal Year.....................................................59
   Section 8.13         Limitation on Lines of Business..........................................................59
   Section 8.14         Governing Documents......................................................................59
   Section 8.15         Compliance with ERISA....................................................................59
   Section 8.16         Limitation on Restrictions Affecting Subsidiaries........................................59
   Section 8.17         Creation of Restricted Subsidiaries......................................................60
   Section 8.18         Hazardous Materials......................................................................60
   Section 8.19         Holding Companies........................................................................60
   Section 8.20         No Voluntary Termination of Joint Venture Charters.......................................61
   Section 8.21         Actions by Joint Ventures................................................................61
   Section 8.22         Hedging Transactions.....................................................................61

                                   ARTICLE IX
                                EVENTS OF DEFAULT

                                    ARTICLE X
                            THE ADMINISTRATIVE AGENT

   Section 10.1         Appointment..............................................................................64
   Section 10.2         Delegation of Duties.....................................................................65
   Section 10.3         Exculpatory Provisions...................................................................65
   Section 10.4         Reliance by Administrative Agent.........................................................65
   Section 10.5         Notice of Default........................................................................66
   Section 10.6         Non-Reliance on Administrative Agent and Other Lenders...................................66
   Section 10.7         Indemnification..........................................................................66
   Section 10.8         Administrative Agent in Its Individual Capacity..........................................67
   Section 10.9         Successor Administrative Agent...........................................................67
   Section 10.10        Other Agents.............................................................................67

                                   ARTICLE XI
                                  MISCELLANEOUS

   Section 11.1         Amendments and Waivers...................................................................68
   Section 11.2         Notices..................................................................................68
   Section 11.3         No Waiver; Cumulative Remedies...........................................................69
   Section 11.4         Survival of Representations and Warranties...............................................69
   Section 11.5         Payment of Expenses and Taxes............................................................69
   Section 11.6         Successors and Assigns; Participations; Purchasing Lenders...............................70
   Section 11.7         Adjustments; Set-off.....................................................................73
   Section 11.8         Counterparts.............................................................................73
   Section 11.9         Severability.............................................................................74
   Section 11.10        Integration..............................................................................74
   Section 11.11        Usury Savings Clause.....................................................................74

   Section 11.12        GOVERNING LAW............................................................................75
   Section 11.13        Submission To Jurisdiction; Waivers......................................................75
   Section 11.14        Acknowledgements.........................................................................76
   Section 11.15        Confidentiality..........................................................................76
   Section 11.16        WAIVERS OF JURY TRIAL....................................................................76
   Section 11.17        ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES; RELEASE BY THE LOAN PARTIES...........76
   Section 11.18        Releases.................................................................................77
   Section 11.19        Intercreditor Agreement..................................................................78

                                   ARTICLE XII
                              THE COLLATERAL AGENT

   Section 12.1         Appointment..............................................................................78
   Section 12.2         Delegation of Duties.....................................................................78
   Section 12.3         Exculpatory Provisions...................................................................78
   Section 12.4         Reliance by Collateral Agent.............................................................79
   Section 12.5         Notice of Default........................................................................79
   Section 12.6         Indemnification..........................................................................80
   Section 12.7         Successor Collateral Agent...............................................................80
   Section 12.8         Amendment................................................................................80


ANNEXES

Annex I           Applicable Margin

SCHEDULES

Schedule I        Lenders, Commitments and Loan Percentages
Schedule 5.6      Litigation
Schedule 5.15     Subsidiaries
Schedule 5.17     Environmental Matters
Schedule 5.22     Insurance

EXHIBITS

Exhibit A         Reserved
Exhibit B         Form of Term Note
Exhibit C         Form of EPEPC Guarantee
Exhibit D         Form of EPEPC Security Agreement (G&A Agreement)
Exhibit E         Form of EPN Guarantee
Exhibit F         Form of EPN Pledge Agreement
Exhibit G         Form of EPN Security Agreement
Exhibit H         Form of Subsidiaries Guarantee
Exhibit I         Form of Subsidiaries Pledge Agreement
Exhibit J         From of Subsidiaries Security Agreement

Exhibit K         Reserved
Exhibit L         Form of Assignment and Assumption
Exhibit M         Form of Environmental Compliance Certificate

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 8, 2002, as amended and restated through October 10, 2002, among EPN HOLDING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), each bank and other financial institution from time to time party to this Agreement (the "Lenders"), and JPMORGAN CHASE BANK, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of April 8, 2002 (as in effect prior to the date hereof, the "Existing EPNHC Credit Agreement");

         WHEREAS, the Borrower has requested that the Existing EPNHC Credit Agreement be amended and restated (a) to amend certain covenants, (b) to terminate the revolving credit facility and (c) otherwise to amend and restate it in its entirety as more fully set forth herein;

         WHEREAS, the Lenders and the Administrative Agent are willing to so amend and restate the Existing EPNHC Credit Agreement, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that on the Restatement Closing Date (as hereinafter defined) the Existing EPNHC Credit Agreement shall be amended and restated in its entirety as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings and capitalized terms that are used herein but not defined herein shall have the meanings given them in the EPN Credit Agreement:

         "Acquired Business":  as defined in Section 8.8(e).

         "Acquisition": the purchase by the Borrower (or its Affiliates) of certain equity interests and assets owned by the Sellers or their Subsidiaries for aggregate consideration of up to $735,000,000 (including payments for acquired indebtedness) pursuant to the Acquisition Documents.

         "Acquisition Documents": collectively, the Purchase, Sale and Merger Agreement, by and between El Paso Tennessee Pipeline Co, as seller, and EPN, as buyer, dated as of April 1, 2002, the Prince PSA and the Contribution Agreement, by and between El Paso Field Services Holding Company, as seller, and EPN, as buyer, dated as of April 1, 2002.

         "Administrative Agent": as defined in the introductory paragraph of this Agreement.

         "Administrative Questionnaire": an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided, that any third Person which also beneficially owns 10% or more of the securities having ordinary voting power for the election of directors (or similar authority) of a Joint Venture or Subsidiary shall not be deemed to be an Affiliate of the Borrower and its Subsidiaries or Joint Ventures merely because of such common ownership.

         "Agreement": the Existing EPNHC Credit Agreement, as amended and restated by this Credit Agreement, as further amended, supplemented or otherwise modified from time to time.

         "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Alternate Base Rate Loans": Loans the rate of interest applicable to which is based upon the Alternate Base Rate.

         "Applicable Margin": for each Type of Loan, the rate per annum specified in Annex I attached hereto, which rate is based on the ratio of Consolidated Total Indebtedness of the Borrower at such time to Consolidated EBITDA for the most recently ended Calculation Period (the "Leverage Ratio"). The Applicable Margin for any date shall be determined by reference to the Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and for the Calculation Period ended on such last day, and any change (i) shall become effective upon the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower (which certificate may be delivered prior to delivery of the relevant financial statements or may be incorporated in the certificate delivered pursuant to subsection 7.2(b)) with respect to the financial statements to be delivered pursuant to Section 7.1 for the most recently ended fiscal quarter (x) setting forth in reasonable detail the calculation of the Leverage Ratio at the end of such fiscal quarter and (y) stating that the signer has reviewed the terms of this Agreement and other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default, and (ii) shall apply (A) in the case of the Alternate Base Rate Loans, to Alternate Base Rate Loans outstanding on such delivery date or made on and after such delivery date and (B) in the case of the Eurodollar Loans, to Eurodollar Loans made on and after such delivery date. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to
Section 7.1. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the certificate referred to above in this definition as required under subsection 7.2(b) with respect to a fiscal quarter following the date the delivery thereof is due, the Leverage Ratio shall be deemed, solely for the purposes of this definition, to be greater than 5.0 to
1.0 until such time as Borrower shall deliver such compliance certificate.

         "Assignment and Assumption": an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.6), and accepted by the Administrative Agent, in the form of Exhibit L or any other form approved by the Administrative Agent.

         "Borrower": as defined in the introductory paragraph of this Agreement.

         "Business": as defined in Section 5.17.

         "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Calculation Period": each period of four consecutive fiscal quarters of the Borrower.

         "Capital Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Cash Equivalents": (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iv) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (x) any Lender, (y) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 or (z) any bank which has a short-term commercial paper rating meeting the requirements of clause (iii) above (any such Lender or bank, a "Qualifying Lender"); (v) eurodollar time deposits having a maturity of less than one year purchased directly from any Lender (whether such deposit is with such Lender or any other Lender hereunder) or issued by any Qualifying Lender; and (vi) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

         "Channel Pipeline": the natural gas gathering system and related facilities and assets generally known as the Channel Pipeline System.

         "Channel Recovery Event": A Recovery Event resulting from the rupture of the Channel Pipeline in October, 2001.

         "Co-Documentation Agents": collectively, Fleet National Bank and Fortis Capital Corp., each in its capacity as co-documentation agent for the Lenders hereunder.

         "Co-Syndication Agents": collectively, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, each in its capacity as co-syndication agent for the Lenders hereunder.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral": the "Collateral" as defined in the several Security Documents.

         "Collateral Agent": JPMorgan, in its capacity as Collateral Agent as appointed by the EPN Group Lenders and its successors and assigns.

         "Commitment": as to any Lender, the obligation of such Lender to have made Loans hereunder on the Original Closing Date or on the Additional Term Loan Borrowing Date (as defined in the Existing EPNHC Credit Agreement) in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule I, as such amount shall be reduced in accordance with the provisions of this Agreement.

         "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Consolidated EBITDA": for any period and in accordance with Section 4.13, the Consolidated Net Income ((i) including earnings and losses from discontinued operations, except to the extent that any such losses represent reserves for losses attributable to the planned disposition of material assets,
(ii) excluding extraordinary gains, and gains and losses arising from the sale of material assets, and (iii) including other non-recurring losses) for such period, plus (x) the aggregate amount of cash distributions received by the Borrower and its Subsidiaries (excluding Joint Ventures) from Joint Ventures (other than cash proceeds funded from the refinancing of the original capital investment by the Borrower and its Subsidiaries in Joint

Ventures), and (y), to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of (a) interest expense, amortization of debt discount and debt issuance costs (including the write-off of such costs in connection with prepayments of debt) and commissions, discounts and other fees and charges associated with standby letters of credit, (b) taxes measured by income accrued as an expense during such period, (c) depreciation, depletion, and amortization expense, and (d) non-cash compensation expense resulting from the accounting treatment applied, in accordance with GAAP, to management's equity interest minus the equity of the Borrower and its Subsidiaries (excluding Joint Ventures) in the earnings of Joint Ventures; provided that Consolidated EBITDA shall exclude any insurance proceeds relating to a Channel Recovery Event. For any Calculation Period commencing prior to the Original Closing Date, Consolidated EBITDA shall be calculated as if the Borrower and its Subsidiaries had acquired the assets acquired pursuant to the Acquisition on the first day of such period and, with respect to any portion of such period prior to the Original Closing Date, based on the historical consolidated financial information of such assets (subject to pro forma adjustments reasonably satisfactory to the Administrative Agent).

         "Consolidated Interest Expense": for any period, and in accordance with
Section 4.13, total cash interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries (excluding Joint Ventures) for such period with respect to all outstanding Indebtedness of the Borrower and such Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP); provided, that for the Calculation Periods ending on June 30, 2002, September 30, 2002, and December 31, 2002, Consolidated Interest Expense shall be deemed to equal actual Consolidated Interest Expense for the full fiscal quarters of the Borrower subsequent to the Original Closing Date multiplied by 4, 2, and 4/3 respectively.

         "Consolidated Net Income": for any period, and in accordance with
Section 4.13, the net income or net loss of the Borrower and its consolidated Subsidiaries (excluding Joint Ventures) for such period determined in accordance with GAAP on a consolidated basis.

         "Consolidated Net Worth": as of the date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its consolidated Subsidiaries at such date.

         "Consolidated Tangible Net Worth": as of the date of determination and in accordance with Section 4.13, Consolidated Net Worth after deducting therefrom the following:

                  (a) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

                  (b) patents, trademarks, copyrights;

                  (c) leasehold improvements not recoverable at the expiration of a lease; and

                  (d) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

         "Consolidated Total Indebtedness": at any time and in accordance with
Section 4.13, all Indebtedness of the Borrower and its consolidated Subsidiaries at such time.

         "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Default": any of the events specified in Article IX, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Disposition": with respect to any Property, any sale, lease, assignment, conveyance, transfer, or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

         "Dollars" and "$": dollars in lawful currency of the United States of America.

         "El Paso":  El Paso Corporation, a Delaware corporation.

         "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, as now or may at any time hereafter be in effect.

         "EPEPC":  El Paso Energy Partners Company, a Delaware corporation.

         "EPEPC Guarantee": the Amended and Restated Guarantee made by EPEPC in favor of the EPN Group Administrative Agents for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit C hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "EPEPC Security Agreement": the Amended and Restated Security Agreement (G&A Agreement) made by EPEPC in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit D hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "EPEPFC": El Paso Energy Partners Finance Corporation, a Delaware corporation.

         "EPGT Texas Pipeline": EPGT Texas Pipeline, L.P., a Delaware limited partnership.

         "EPN": El Paso Energy Partners, L.P., a Delaware limited partnership and the indirect parent of the Borrower.

         "EPN Administrative Agent": JPMorgan in its capacity as administrative agent under the EPN Credit Agreement.

         "EPN Aggregate Outstanding Revolving Credit Extensions of Credit": shall have the same meaning as the defined term "Aggregate Outstanding Revolving Credit Extensions of Credit" in the EPN Credit Agreement.

         "EPN Credit Agreement": The Sixth Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002, among EPN, EPEPFC, the EPN Lenders party thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended, supplemented or otherwise modified from time to time.

         "EPN Gathering and Treating": EPN Gathering and Treating Company, L.P., a Delaware limited partnership.

         "EPN Gathering and Treating GP Holding": EPN Gathering and Treating GP Holding, L.L.C., a Delaware limited liability company.

         "EPN Group Administrative Agents": the Administrative Agent and the EPN Administrative Agent.

         "EPN Group Lenders": the Lenders and the EPN Lenders.

         "EPN Guarantee": the Guarantee made by EPN and EPEPFC in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "EPN Lenders": shall have the same meaning as the defined term "Lenders" in the EPN Credit Agreement.

         "EPN Loan Documents": shall have the same meaning as the defined term "Loan Documents" in the EPN Credit Agreement.

         "EPN Loan Obligations": shall have the same meaning as the defined term "Obligations" in the EPN Credit Agreement.

         "EPN Pledge Agreement": the Amended and Restated Pledge and Security Agreement made by EPN and EPEPFC in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "EPN Revolving Credit Commitments": shall have the same meaning as the defined term "Revolving Credit Commitments" in the EPN Credit Agreement.

         "EPN Security Agreement": the Amended and Restated Security Agreement made by EPN and EPEPFC in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit G hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "EPN Term Loans": shall have the same meaning as the defined term "Term Loans" in the EPN Credit Agreement.

         "Equity Contribution": an equity contribution having a fair market value of approximately $200,000,000 (but no less than $190,000,000) paid or otherwise effected contemporaneous with the consummation of the Acquisition by EPN or its Subsidiaries on behalf of the Borrower.

         "Equity Interests": shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

         "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

         "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate appearing on page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M., London time, two Working Days prior to the beginning of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Eurodollar Base Rate" with respect to such Eurodollar Loans for such Interest Period shall be the rate at which dollar deposits of a comparable amount to such Eurodollar Loans and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 A.M., London time, two Working Days prior to the commencement of such Interest Period.

         "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

         "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                              --------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Event of Default": any of the events specified in Article IX, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "Existing EPN Credit Agreement": that certain Fifth Amended and Restated Credit Agreement dated as of March 23, 1995, as amended and restated through May 16, 2001, by and among EPN, EPEPFC, the EPN Lenders party thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended, supplemented or otherwise modified from time to time prior to the execution of the EPN Credit Agreement.

         "Existing EPNHC Credit Agreement": as defined in the Recitals hereto.

         "Federal Funds Effective Rate": as defined in the definition of Alternate Base Rate.

         "Foreign Lender": any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

         "General Partner": EPN GP Holding, L.L.C., a Delaware limited liability company, or any other Person acting as general partner of the Borrower.

         "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Guarantees": collectively, the EPEPC Guarantee, the EPN Guarantee, and the Subsidiaries Guarantee.

         "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

         "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "Hub Services": El Paso Hub Services Company, L.L.C., a Delaware limited liability company.

         "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices and which in any event are no more than 120 days past due or, if more than 120 days past due, are being contested in good faith and adequate reserves with respect thereto have been made on the books, of such Person), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Capital Leases, (d) all obligations of such Person in respect of outstanding letters of credit (other than commercial letters of credit with an initial maturity date of less than 90 days), acceptances and similar obligations issued or created for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) for purposes of the covenants set forth in Section 8.1, the net obligations of such Person under Hedge Agreements.

         "Indian Basin": El Paso Indian Basin, L.P., a Delaware limited partnership.

         "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent": pertaining to a condition of Insolvency.

         "Intercreditor Agreement": the Intercreditor Agreement dated as of the Restatement Closing Date between the Administrative Agent, for the benefit of the Lenders, the EPN Administrative Agent, for the benefit of the EPN Lenders, the administrative agent for the lenders in connection with Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower and EPN, as amended, modified and supplemented from time to time.

         "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the Quarterly Dates, commencing on December 31, 2002, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period": with respect to any Eurodollar Loan:

                  (a) initially, the period commencing on the Borrowing Date (as defined in the Existing EPNHC Credit Agreement) or conversion date with respect to such Eurodollar Loan and ending fourteen days (if available) or one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending fourteen days (if available) or one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Working Days prior to the last day of the then current Interest Period with respect thereto;

         provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                  (2) any Interest Period that would otherwise extend beyond Maturity Date shall end on the Maturity Date;

                  (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

                  (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

         "Intrastate": El Paso Energy Intrastate, L.P., a Delaware limited partnership.

         "Joint Venture": any Person in which the Borrower and/or its Subsidiaries hold more than 5% but less than a majority of the equity interests, and which does not constitute a Subsidiary of the Borrower, whether direct or indirect.

         "Joint Venture Charter": with respect to each Joint Venture, the partnership agreement, certificate of incorporation, by-laws, limited liability company agreement or other constitutive documents of such Joint Venture, as each of the same may be further amended, supplemented or otherwise modified in accordance with Section 8.9.

         "JPMorgan":  JPMorgan Chase Bank.

         "Lenders": as defined in the opening paragraph of this Agreement.

         "Leverage Ratio":  as defined in the definition of "Applicable Margin".

         "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority, preferential arrangement or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Limited Partner": EPN Holding Company I, L.P., a Delaware limited partnership, or any other Person acting as limited partner of the Borrower.

         "Loan":  as defined in Section 2.1(a).

         "Loan Documents": this Agreement, the Notes, the Guarantees, the Security Documents, and the Intercreditor Agreement.

         "Loan Parties": EPN, EPEPC, EPEPFC, the Borrower, the General Partner, the Limited Partner, the Subsidiary Guarantors and each other Affiliate of the Borrower that from time to time is party to a Loan Document.

         "Loan Percentage": as to any Lender, the percentage which such Lender's Loans then outstanding constitutes of the aggregate Loans then outstanding.

         "Marco Polo Financing Documents": (i) the Credit Agreement dated as of August 15, 2002, among Deepwater Gateway L.L.C., a Delaware limited liability company, as borrower, JPMorgan, individually and as administrative agent, Wachovia Bank, National Association and Bank One, N.A., as syndication agents, Fortis Capital Corp. and BNP Paribas, as documentation agents, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time.

         "Marco Polo Lenders": shall have the same meaning as the defined term "Lenders" in the Marco Polo Financing Documents.

         "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower, EPN and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform its obligations under this Agreement or any of the other Loan Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder.

         "Material Environmental Amount": an amount payable by EPN and/or its Subsidiaries in excess of $5,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof.

         "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date": the third anniversary of the Original Closing Date.

         "MIAGS": Matagorda Island Area Gathering System, a Texas joint venture.

         "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Notes": as defined in Section 2.2(e).

         "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent, the Collateral Agent or to any Lender (or, in the case of Hedge Agreements, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Hedge Agreement entered into with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, to the Collateral Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

         "Offshore Gathering & Transmission": El Paso Offshore Gathering & Transmission, L.P., a Delaware limited partnership.

         "Original Closing Date": April 8, 2002.

         "Participants": as defined in subsection 11.6(c).

         "Partnership Agreement": the Agreement of Limited Partnership of the Borrower among the partners of the Borrower effective as of March 7, 2002 and as in effect on the Restatement Closing Date, as amended, modified and supplemented from time to time in accordance with Section 8.9.

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature (the term "Person" shall not be deemed to include, however, any joint tenancy or tenancy-in-common pursuant to which any property or assets may be owned in an undivided interest).

         "Pipeline GP Holding": EPN Pipeline GP Holding, L.L.C., a Delaware limited liability company.

         "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreements": collectively, the EPN Pledge Agreement, the Subsidiary Pledge Agreement, and any other pledge agreement executed and delivered pursuant to Section 8.17.

         "Prince PSA": the Purchase and Sale Agreement, by and between EPN, as seller, and El Paso Production GOM Inc., as buyer, dated as of April 1, 2002.

         "Projections": the projections which were prepared by or on behalf of the Borrower in connection with the Transaction and delivered to the Administrative Agent and the Lenders prior to the Original Closing Date.

         "Properties": the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries or any Joint Venture.

         "Property": any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchase Price Adjustment": the amount by which the aggregate consideration paid to the Sellers on the Original Closing Date is adjusted by an amount equal to the net of (i) total Purchase Price Decreases or Issue Price Decreases (as such terms are defined in the Acquisition Documents, other than the Prince PSA), as the case may be, and (ii) total Purchase Price Increases or Issue Price Increases (as such terms are defined in the Acquisition Documents, other than the Prince PSA), as the case may be, as determined as of 7:00 a.m. (Central time) on April 1, 2002.

         "Quarterly Dates": the last day of each March, June, September and December in each year.

         "Recovery Event": any settlement of or payment in respect of any property insurance or casualty insurance claim or any condemnation proceeding relating to any Property of the Borrower or any of its Subsidiaries, excluding any such settlement or payment which, together with any related settlement or payment, yields gross proceeds to the Borrower or any of its Subsidiaries of less than $1,000,000.

         "Register": as defined in Section 11.6(b)(iv).

         "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Related Parties": with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

         "Required EPN Group Lenders": at any time, EPN Group Lenders the Total EPN Group Credit Percentages of which aggregate at least 51%.

         "Required Lenders": at any time, Lenders the Loan Percentages of which aggregate at least 51%.

         "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer": the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer or any vice president of the General Partner or the Borrower or EPN.

         "Restatement Closing Date": the date on which the conditions set forth in Section 7.2 are first satisfied or waived, which shall occur on or prior to October 10, 2002.

         "Restricted Payment": as defined in Section 8.7.

         "Restricted Subsidiary": shall have the same meaning as the defined term "Restricted Subsidiary" in the EPN Credit Agreement and shall, on the Restatement Closing Date, include, without limitation, the Borrower.

         "Security Agreements": collectively, the EPEPC Security Agreement, the EPN Security Agreement, and the Subsidiary Security Agreement.

         "Security Documents": collectively, the Pledge Agreements and the Security Agreements.

         "Sellers": collectively, El Paso Tennessee Pipeline Co, a Delaware corporation, and El Paso Field Services Holding Company, a Delaware corporation.

         "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

         "Solvent": with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital. In computing the amount of contingent liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subsidiaries Guarantee": the Consolidated Amended and Restated Subsidiaries Guarantee made by the Borrower, the General Partner, the Limited Partner, and the other Subsidiary Guarantors in favor of the EPN Group Administrative Agents, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit H hereto, which amends and restates as a single instrument the "Subsidiaries Guarantee" and the "Parent Guarantees" referred to in the Existing EPNHC Credit Agreement and the "Subsidiaries Guarantee" referred to in the Existing EPN Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary": as to any Person (solely for purposes of this definition, the "Owning Person"), a corporation, partnership or other Person (solely for purposes of this definition, the "Owned Person") of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of the Owned Person are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Owning Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subsidiary Guarantors": collectively, Intrastate, Pipeline GP Holding, EPGT Texas Pipeline, Hub Services, Warwink I, Warwink II, Warwink Gathering and Treating, Offshore Gathering and Transmission, Indian Basin, EPN Gathering and Treating GP Holding, EPN Gathering and Treating, each other "Subsidiary Guarantor" (as defined in the EPN Credit Agreement) and each other Subsidiary of EPN which, from time to time, may become party to the Subsidiaries Guarantee. Notwithstanding anything to the contrary in the Loan Documents, EPEPFC shall not be a Subsidiary Guarantor.

         "Subsidiary Pledge Agreement": the Consolidated Amended and Restated Subsidiary Pledge Agreement made by each of the Borrower, the General Partner, the Limited Partner and the other Subsidiary Guarantors (including any pledge agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit I hereto, which amends and restates as a single instrument the "Subsidiary Pledge Agreement," the "Borrower Pledge Agreement" and the "Parent Pledge Agreement" referred to in the Existing EPNHC Credit Agreement and the "Subsidiary Pledge Agreement" referred to in the Existing EPN Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary Security Agreement": the Consolidated Amended and Restated Subsidiary Security Agreement made by each of the Borrower, the General Partner, the Limited Partner and the other Subsidiary Guarantors (including any security agreement executed and delivered pursuant to Section 8.17) in favor of the Collateral Agent for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, substantially in the form of Exhibit J hereto, which amends and restates as a single instrument the "Subsidiary Security Agreement" and the "Borrower Security Agreement" referred to in the Existing EPNHC Credit Agreement and the "Subsidiary Security Agreement" referred to in the Existing EPN Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Total EPN Group Credit Percentage": as to any EPN Group Lender at any time, the percentage of the aggregate EPN Revolving Credit Commitments, EPN Term Loans and Loans then constituted by its EPN Revolving Credit Commitments, its EPN Term Loans and its Loans (it being agreed that in the case of the termination or expiration of the EPN Revolving Credit Commitments, the aggregate EPN Revolving Credit Commitment and such EPN Lender's EPN Revolving Credit Commitment shall be determined by reference to the EPN Aggregate Outstanding Revolving Credit Extensions of Credit of all EPN Group Lenders and such EPN Group Lender's EPN Aggregate Outstanding Revolving Credit Extensions of Credit).

         "Tranche": the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date.

         "Transaction": collectively, (i) the Acquisition, (ii) the Equity Contribution, (iii) the entering into of the Loan Documents and the incurrence of the Loans on the Original Closing Date and (iv) the payment of fees and expenses owing in connection with the foregoing.

         "Transaction Documents": the Loan Documents (as defined in the Existing EPNHc Credit Agreement) and the Acquisition Documents.

         "Transferee": any (i) Participant or (ii) assignee of this Agreement pursuant to Section 11.6(b).

         "Type": as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

         "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

         "Unrestricted Subsidiary": shall have the same meaning as the defined term "Unrestricted Subsidiary" in the EPN Credit Agreement.

         "Warwink I": El Paso Energy Warwink I Company, L.P., a Delaware limited partnership.

         "Warwink II": El Paso Energy Warwink II Company, L.P., a Delaware limited partnership.

         "Warwink Gathering and Treating": Warwink Gathering and Treating Company, a Texas general partnership.

         "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

         Section 1.2 Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments set forth herein), (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Agreement.

                  (c) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time;

provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                            AMOUNT AND TERMS OF LOANS

         Section 2.1 Loans.

                  (a) Subject to the terms and conditions hereof, each Lender severally agrees to maintain outstanding, on the Restatement Closing Date, its term loans (the "Loans") to the Borrower. Once repaid, Loans may not be reborrowed.

                  (b) The Loans may from time to time be (i) Eurodollar Loans,
(ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 4.2, provided that no Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Maturity Date.

                  (c) Any and all of the Initial Term Loan Commitments (as defined in the Existing EPNHC Credit Agreement) terminated at 5:00 p.m. (New York City time) on the Original Closing Date, and any and all of the Additional Term Loan Commitments (as defined in the Existing EPNHC Credit Agreement) terminated at 5:00 p.m. (New York City time) on the Additional Term Loan Borrowing Date (as defined in the Existing EPNHC Credit Agreement) or on such earlier date as any Additional Term Loans (as defined in the Existing EPNHC Credit Agreement) were funded.

         Section 2.2 Repayment of Loans; Evidence of Debt.

                  (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof, and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note substantially in the form of Exhibit B hereto (a "Note"), as applicable, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by any such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 11.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         Section 2.3 Limitations on Loans. No requested Loan shall be made, if the aggregate amount of the Loans outstanding (after giving effect to such requested Loan) would exceed the then aggregate Commitments.

         Section 2.4 Termination of Revolving Credit Commitments. The Revolving Credit Commitments (as defined in the Existing EPNHC Credit Agreement) have been terminated, and there are no Revolving Credit Loans (as defined in the Existing EPNHC Credit Agreement) outstanding.

                                  ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
                          GENERAL PROVISIONS FOR LOANS

         Section 4.1 Optional and Mandatory Prepayments.

                  (a) The Borrower may on the last day of any Interest Period with respect thereto (or at other times with the payment of applicable breakage costs), in the case of Eurodollar Loans, or at any time and from time to time, in the case of Alternate Base Rate Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Administrative Agent, specifying (i) the date and amount of prepayment and (ii) whether the prepayment is of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

                  (b) The application of any prepayment pursuant to subsection 4.1(a) shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans and shall be made to the remaining installments of such Loans in the inverse order of their maturity. Each prepayment of the Loans under subsection 4.1(a) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

         Section 4.2 Conversion and Continuation Options.

                  (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Working Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 4.3 shall not have been contravened and (iii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Maturity Date.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, Section
4.3 would be contravened or (iii) after the date that is one month prior to the Maturity Date, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

         Section 4.3 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Loans comprising each Tranche shall be equal to $2,000,000 or a whole multiple of $500,000 in excess thereof, and (b) the number of Tranches then outstanding shall not exceed eight.

         Section 4.4 Interest Rates and Payment Dates.

                  (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

                  (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is the higher of (A) the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 4.4 plus 2% and (B) the Alternate Base Rate plus 1%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                  (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
Section 4.4 shall be payable from time to time on demand.

         Section 4.5 Computation of Interest and Fees.

                  (a) Interest on Alternate Base Rate Loans, commitment fees and interest on overdue interest, commitment fees and other amounts payable hereunder shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest on Eurodollar Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.4(a).

         Section 4.6 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

         Section 4.7 Pro Rata Treatment and Payments. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.2, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension and with respect to payments of fees, such fees accruing during such extension shall be payable on the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working

Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

         Section 4.8 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

         Section 4.9 Requirements of Law.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject any Lender to any tax of any kind
whatsoever with respect to this Agreement, any Note, or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 4.10 and changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any
reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii) shall impose on such Lender any other
condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this
Section 4.9, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

                  (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         Section 4.10 Taxes.

                  (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent, the Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Administrative Agent, the Collateral Agent or such Lender (excluding a connection arising solely from the Administrative Agent, the Collateral Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Collateral Agent or any Lender hereunder, the amounts so payable to the Administrative Agent, the Collateral Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account, for the account of the Collateral Agent or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent, the Collateral Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Collateral Agent or any Lender as a result of any such failure. The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                           (i) deliver to the Borrower and the Administrative
Agent (A) two duly completed copies of United States Internal Revenue Service Form W8-ECI or W8-BEN, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                           (ii) deliver to the Borrower and the Administrative
Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                           (iii) obtain such extensions of time for filing and
complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form W8-ECI or W8-BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to Section 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this Section 4.10, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

         Section 4.11 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         Section 4.12 Lenders Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after it becomes aware that it has been or will be affected by the occurrence of an event or the existence of a condition described under Section 4.8 or subsection 4.9(a) or 4.10(a), it will, to the extent not inconsistent with such Lender's internal policies, use its best efforts (a) to provide written notice to the Borrower describing such condition and the anticipated effect thereof and (b) to make, fund or maintain the affected Eurodollar Loans of such Lender through another lending office of such Lender if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would be materially reduced or the illegality or other adverse circumstances which would otherwise require such payment pursuant to Section 4.8 or subsection 4.9(a) or 4.10(a) would cease to exist and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise adversely affect such Loans or such Lender. The Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this Section 4.12.

         Section 4.13 Acquisition; Disposition; Redesignation. If the Borrower or any of its Subsidiaries that is a Restricted Subsidiary acquires any Acquired Business or makes any sale or disposition of any assets or property having a value in excess of $5,000,000 pursuant to subsection 8.6(b) or there is a Redesignation of any Subsidiary during any Calculation Period, Consolidated EBITDA, Consolidated Tangible Net Worth, Consolidated Interest Expense, and Consolidated Total Indebtedness for such Calculation Period will be determined on a pro forma basis as if such Acquired Business were acquired, such assets or property was sold or disposed of or such Redesignation occurred, on the first day thereof. Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower. Such certificate may be delivered at any time with respect to any Redesignation and at any time after the last day of the first fiscal quarter of the Borrower to end after the related acquisition date with respect to any Acquired Business or the related disposition date with respect to any such sale or disposition. Each such certificate shall be accompanied by supporting information and calculations with respect to each such Acquired Business, sale or disposition or Redesignation and such other information as any Lender, through the Administrative Agent, may reasonably request.

         Section 4.14 Redesignated Senior Indebtedness. The Borrower hereby designates all Obligations of the Borrower and its Subsidiaries under this Agreement and the other Loan Documents as "Designated Senior Debt," as such term is defined in the Senior Subordinated Note Indentures.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

         Section 5.1 Financial Condition.(a) The unaudited pro forma combined balance sheet of the Borrower and its Subsidiaries as of the Original Closing Date and the unaudited pro forma combined income statements of the assets acquired by the Borrower and its Subsidiaries pursuant to the Acquisition (together with the data needed to calculate Consolidated EBITDA) for each of the years ended December 31, 2000 and December 31, 2001, respectively, copies of which have been heretofore been furnished to the Administrative Agent and each Lender, present fairly on an actual basis, with respect to the balance sheet, the financial position of the Borrower and its Subsidiaries on the Original Closing Date and on a historical basis, with respect to the income statements, the financial position of the assets acquired by the Borrower and its Subsidiaries pursuant to the Acquisition, for the periods covered thereby, and are based on good faith assumptions believed by the management of the Borrower to be reasonable at the time made.

         (b) The Projections delivered to the Administrative Agent and the Lenders prior to the Original Closing Date have been prepared in good faith and are based on reasonable assumptions on the Original Closing Date, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower on the Original Closing Date to be misleading in any material respect or which fail to take into account material information known to the Borrower on the Original Closing Date regarding the matters reported therein. On the Original Closing Date, Borrower believed that the Projections were reasonable; it being recognized by the Administrative Agent and the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and such differences may be material.

         (c) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2002 and the related consolidated statements of operations and of cash flows for the six months ended June 30, 2002, respectively, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and, with respect to the June 30, 2002 financial statements, for the absence of footnotes and year-end adjustments). Except as set forth on
Schedule 5.1 or as permitted by subsection 8.4(c), neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from June 30, 2002 to and including the Restatement Closing Date there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at June 30, 2002.

         (d) The consolidated balance sheet of EPN and its consolidated Subsidiaries as at June 30, 2002 and the related consolidated statements of operations and of cash flows for the six months ended June 30, 2002, respectively, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of EPN and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein and, with respect to the June 30, 2002 financial statements, for the absence of footnotes and year-end adjustments). Except as set forth on Schedule
5.1 or as
permitted by subsection 8.4(c), neither EPN nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 5.1, during the period from June 30, 2002 to and including the Restatement Closing Date there has been no sale, transfer or other disposition by EPN or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of EPN and its consolidated Subsidiaries at June 30, 2002.

         Section 5.2 No Change. Since December 31, 2001 (but for this purpose, assuming that the Transaction had occurred immediately prior thereto), (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared, paid or made upon the Equity Interests of the Borrower except as permitted by Section 8.7, nor has any of the Equity Interests of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

         Section 5.3 Existence; Compliance with Law. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation, limited partnership, or limited liability company, as the case may be, and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 5.4 Power; Authorization; Enforceable Obligations.

                  (a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Notes and to authorize the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes. This Agreement has been, and each Note has been or will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each Note and each other Loan Document to which the Borrower is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (b) Each of the Subsidiary Guarantors has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which such Subsidiary Guarantor is a party. Each of the Loan Documents to which such Subsidiary Guarantor is a party will be duly executed and delivered on behalf of such Subsidiary Guarantor. Each Loan Document to which such Subsidiary Guarantor is a party will, when executed and delivered, constitute a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 5.5 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Loan Party, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

         Section 5.6 No Material Litigation. Except as set forth on Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or, to the best knowledge of the Borrower, any Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes or any of the other Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

         Section 5.7 No Default. As of the Restatement Closing Date, all Contractual Obligations of the Borrower, the General Partner, the Limited Partner and each of the Subsidiaries of the Borrower that is a Subsidiary Guarantor are in full force and effect except in any respect which could not reasonably be expected to have a Material Adverse Effect. No Loan Party, and, to the best knowledge of the Borrower, no Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         Section 5.8 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries that is a Restricted Subsidiary has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property necessary for its operations as then conducted, and good title to, or a valid leasehold interest in, all its other property, and none of such property necessary for its operations as then conducted is subject to any Lien except as permitted by Section 8.3.

         Section 5.9 Intellectual Property. The Borrower and each of its Subsidiaries that is a Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Subsidiaries that is a Restricted Subsidiary does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, do not have a Material Adverse Effect.

         Section 5.10 No Burdensome Restrictions. The Borrower, in good faith, does not believe any Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries that is a Restricted Subsidiary could reasonably be expected to have a Material Adverse Effect.

         Section 5.11 Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         Section 5.12 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         Section 5.13 ERISA. No Loan Party has or is a party to, or has any matured or contingent obligations under, any Plans.

         Section 5.14 Investment Company Act; Other Regulations. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         Section 5.15 Subsidiaries. The Persons set forth on Schedule 5.15 constitute all of the Subsidiaries of the Borrower as of the Restatement Closing Date and the percentage of the Equity Interests owned by the Borrower in each such Person as of such date. Except for MIAGS, each of the Subsidiaries listed on Schedule 5.15 is as of the Restatement Closing Date, a Restricted Subsidiary. As of the Restatement Closing Date, there are no Joint Ventures.

         Section 5.16 Purpose of Loans. All proceeds of the Initial Term Loans (as defined in the Existing EPNHC Credit Agreement) were used on the Original Closing Date to finance a portion of the Acquisition and to pay related fees and expenses. All proceeds of the Additional Term Loans (as defined in the Existing EPNHC Credit Agreement) were used on or prior to the Additional Term Loan Borrowing Date (as defined in the Existing EPNHC Credit Agreement) to repay the Indian Basin Indebtedness (as defined in the Existing EPNHC Credit Agreement).

         Section 5.17 Environmental Matters. Except as set forth on Schedule
5.17:

                  (a) To the best knowledge of the Borrower, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (b) To the best knowledge of the Borrower, the Properties and all operations at the Properties are in compliance, and have in the period commencing six months prior to the date hereof been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries or any Joint Venture (the "Business") which could materially interfere with the continued operation of any material Property or which could reasonably be expected to have a Material Adverse Effect.

                  (c) Neither the Borrower nor any of its Subsidiaries nor, to the best knowledge of the Borrower, any Joint Venture has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or could reasonably be expected to result in the payment of a Material Environmental Amount.

                  (d) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary, or, to the best knowledge of the Borrower, any Joint Venture, is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (f) To the best knowledge of the Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary or any Joint Venture, in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

                  (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Loan Party, and no government actions have been taken or are in process which could subject any of such properties to such Liens and no Loan Party would be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties.

                  (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of any Loan Party in relation to any properties or facility now or previously owned or leased by any Loan Party which have not been made available to the Lenders.

         Section 5.18 Accuracy and Completeness of Information. The factual statements contained in the financial statements (other than financial projections) referred to in Section 5.1, the Loan Documents, the Confidential Information Memorandum dated March 2002, the Confidential Information Memorandum dated July 2002 and any other certificates or documents furnished or to be furnished (but only, with respect to documents furnished after the Restatement Closing Date, documents provided pursuant to subsection 7.2(d)) to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the knowledge of the Borrower, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact (other than omissions that pertain to matters of a general economic nature, matters generally known to the Administrative Agent or matters of public knowledge that generally affect any of the industry segments included in the Business of the Borrower, its Subsidiaries or any Joint Venture) necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, such knowledge qualification being given only with respect to factual statements made by Persons other than the Borrower, and all financial projections contained in any such document or certificate have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable.

         Section 5.19 Security Documents. The Pledge Agreements are each effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective Interests described therein and proceeds thereof, and the Pledge Agreements each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of EPN, the Borrower, the General Partner, the Limited Partner and the Subsidiary Guarantors, respectively, in such Interests and Pledged Certificates described therein and in proceeds thereof superior in right to any other Person (subject to the Liens permitted pursuant to Section 8.3). Each Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a legal, valid and enforceable security interest in the respective collateral described therein and proceeds thereof, and the Security Agreements constitute fully perfected, first priority Liens on, and security interests in (subject to the Liens permitted pursuant to Section 8.3), all right, title and interest of EPEPC, EPN, the Borrower, the General Partner, the Limited Partner and the Subsidiary Guarantors, respectively, in such collateral and the proceeds thereof superior in right to any other Person other than Liens permitted hereby.

         Section 5.20 Solvency. The Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

         Section 5.21 Transaction. At the time of the consummation thereof, the Transaction was consummated in all material respects in accordance with the terms of the respective Transaction Documents and all applicable laws. All actions taken by any Loan Party pursuant to or in furtherance of the Transaction have been taken in all material respects in compliance with the respective Transaction Documents and all applicable laws.

         Section 5.22 Insurance. Schedule 5.22 sets forth a true and complete description of all insurance maintained by the Borrower and its Subsidiaries as of the Restatement Closing Date, with the amounts insured (and any deductibles) set forth therein.

         Section 5.23 Senior Debt. The Obligations, as guaranteed by EPN pursuant to the EPN Guarantee, constitute "Senior Debt" of EPN under and as defined in the Senior Subordinated Note Indentures. The obligations of the Borrower and each other Subsidiary Guarantor under the Loan Documents to which it is a party constitute "Guarantor Senior Debt" of such Person under and as defined in the Senior Subordinated Note Indentures.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         Section 6.1 Conditions to Initial Extensions of Credit. The agreement of each Lender (as defined in the Existing EPNHC Credit Agreement) to make the initial extension of credit requested to be made by it was subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Original Closing Date, of the following conditions precedent:

                  (a) Loan Documents. The Administrative Agent shall have received (i) the Existing EPNHC Credit Agreement, executed and delivered by a duly authorized officer of the Borrower, (ii) for the account of each Lender (as defined in the Existing EPNHC Credit Agreement) which requests the same, a Revolving Credit Note (as defined in the Existing EPNHC Credit Agreement) and/or a Term Note (as defined in the Existing EPNHC Credit Agreement), as applicable, executed and delivered by a duly authorized officer of the Borrower, and (iii) each of the Guarantees (as defined in the Existing EPNHC Credit Agreement) and Security Documents (as defined in the Existing EPNHC Credit Agreement), executed and delivered by a duly authorized officer of each Loan Party (as defined in the Existing EPNHC Credit Agreement) thereto and satisfactory in form to the Administrative Agent.

                  (b) Related Agreements. The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the Partnership Agreement (as defined in the Existing EPNHC Credit Agreement), the certificate of limited partnership of the Borrower, the limited liability company agreement, limited partnership agreement, or other equivalent governance documents, as the case may be, of each Subsidiary of the Borrower, the General Partner and the Limited Partner, and such other documents or instruments as may be reasonably requested by the Administrative Agent.

                  (c) Borrowing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Original Closing Date, substantially in the form of Exhibit K to the Existing EPNHC Credit Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President of the Borrower and the Secretary or any Assistant Secretary of the Borrower.

                  (d) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Members of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of the Existing EPNHC Credit Agreement and the other Loan Documents (as defined in the Existing EPNHC Credit Agreement) to which the Borrower is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by the Borrower of the Liens created pursuant to the Security Documents (as defined in the Existing EPNHC Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (except in connection with the Reorganization Transactions (as defined in the Existing EPNHC Credit Agreement)).

                  (e) Borrower's Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Original Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document (as defined in the

Existing EPNHC Credit Agreement), satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                  (f) Corporate Proceedings of the Borrower Partners. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of both the Managing Members of the General Partner and the general partner of the Limited Partner authorizing (i) the execution, delivery and performance of the Loan Documents (as defined in the Existing EPNHC Credit Agreement) to which the General Partner or the Limited Partner, as applicable, is a party and (ii) the granting by the General Partner or the Limited Partner, as applicable, of the Liens created pursuant to the Security Documents (as defined in the Existing EPNHC Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner or the Limited Partner, as applicable, as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (except in connection with the Reorganization Transactions (as defined in the Existing EPNHC Credit Agreement)).

                  (g) Borrower Partners' Incumbency Certificates. The Administrative Agent shall have received both a certificate of each of the Borrower Partners (as defined in the Existing EPNHC Credit Agreement), dated the Original Closing Date, as to the incumbency and signature of the officers of the General Partner or the Limited Partner, as applicable, executing any Loan Document (as defined in the Existing EPNHC Credit Agreement), satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the General Partner or the Limited Partner, as applicable.

                  (h) Proceedings of Subsidiaries. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Member(s), the Board of Directors, or the Managing Members of the General Partner, as applicable, of each Subsidiary of the Borrower which is a party to a Loan Document (as defined in the Existing EPNHC Credit Agreement) authorizing (i) the execution, delivery and performance of the Loan Documents (as defined in the Existing EPNHC Credit Agreement) to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents (as defined in the Existing EPNHC Credit Agreement) to which it is a party, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Original Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded (except in connection with the Reorganization Transactions (as defined in the Existing EPNHC Credit Agreement)).

                  (i) Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary of the Borrower which is a Loan Party (as defined in the Existing EPNHC Credit Agreement), dated the Original Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document (as defined in the Existing EPNHC Credit Agreement), satisfactory in form and substance to the Administrative

Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

                  (j) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of formation, certificate of limited partnership or equivalent document, as the case may be, of the General Partner, the Limited Partner, and each Subsidiary of the Borrower, certified as of the Original Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Subsidiary.

                  (k) Consummation of the Transaction. (i) There shall have been delivered to the Administrative Agent true and correct copies of the Acquisition Documents. The Acquisition Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and shall not have been amended in any material respect without the consent of the Administrative Agent. All of the conditions precedent to the consummation of the Acquisition as set forth in the Acquisition Documents shall have been satisfied (and not waived, unless consented to by the Administrative Agent) to the reasonable satisfaction of the Administrative Agent. The Acquisition shall, substantially contemporaneously with the funding of the Initial Term Loans (as defined in the Existing EPNHC Credit Agreement), be consummated in accordance with the terms and conditions of the Acquisition Documents and all applicable laws. In addition, all assets acquired by the Borrower and its Subsidiaries pursuant to the Acquisition shall be free and clear from any Liens.

                  (ii) (A) The Equity Contribution shall have been paid or otherwise effected in form and in substance satisfactory to the Administrative Agent and (B) the proceeds of the cash portion of the Equity Contribution shall have been used to make payments owing in connection with the Transaction, and the remaining portion of the Equity Contribution shall have been effected in connection with the Transaction, substantially contemporaneously with the use of the proceeds of the Initial Term Loans (as defined in the Existing EPNHC Credit Agreement) incurred on the Original Closing Date for such purpose. The Equity Contribution shall have been consummated in accordance with all applicable laws.

                  (l) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender (as defined in the Existing EPNHC Credit Agreement), a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

                  (m) Fees. The Administrative Agent and each Lender (as defined in the Existing EPNHC Credit Agreement) shall have received the fees to be received on or before the Original Closing Date as separately agreed to between each of them and the Borrower.

                  (n) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender (as defined in the Existing EPNHC Credit Agreement), the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties (as defined in the Existing EPNHC Credit Agreement), addressed to the

Administrative Agent and each Lender (as defined in the Existing EPNHC Credit Agreement) in form and substance reasonably satisfactory to the Administrative Agent.

                  (o) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates, if any, representing the limited partnership interests, limited liability company interests and general partnership interests pledged pursuant to each of the Pledge Agreements (as defined in the Existing EPNHC Credit Agreement), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

                  (p) Lien Searches. The Administrative Agent shall have received lien searches reflecting no prior Liens on the Collateral (as defined in the Existing EPNHC Credit Agreement).

                  (q) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents (as defined in the Existing EPNHC Credit Agreement) shall have been completed (subject only to filings thereof to be completed within 10 days of the Original Closing Date).

                  (r) Insurance.

                           (i) The Administrative Agent shall have received
evidence in form and substance satisfactory to it that all of the requirements of Section 7.5 shall have been satisfied.

                           (ii) The Lenders (as defined in the Existing EPNHC
Credit Agreement) shall be satisfied with, the amount, coverage and carriers of the insurance carried by the Borrower and its Subsidiaries (as set forth in Schedule 5.22).

                  (s) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party (as defined in the Existing EPNHC Credit Agreement) in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

                  (t) Litigation, Etc. Except as set forth on Schedule 5.6 to the Existing EPNHC Credit Agreement, no suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction, order, or judgment by a state or federal court shall have been entered (i) in connection with any Loan Document (as defined in the Existing EPNHC Credit Agreement) or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could reasonably be expected to have a Material Adverse Effect.

                  (u) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Lenders (as defined in the Existing EPNHC Credit Agreement) in lieu of such approvals) necessary or advisable in connection with the Transaction or the financings or other transactions contemplated hereby and by the other Loan Documents (as defined in the Existing EPNHC Credit Agreement) and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all material applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the Transaction or the financings or other transactions contemplated hereby. No judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon, or making economically unfeasible, the consummation of the Transaction or the transactions contemplated by the Transaction shall have been entered.

                  (v) Material Adverse Effect. No event which has or could have a Material Adverse Effect shall have occurred.

                  (w) Financial Statements. The Administrative Agent shall have received, with a counterpart for each Lender (as defined in the Existing EPNHC Credit Agreement), complete copies of the financial statements and Projections described in Section 5.1 of the Existing EPNHC Credit Agreement.

                  (x) Subsidiaries. Except MIAGS, each of the Loan Parties (as defined in the Existing EPNHC Credit Agreement) shall be a wholly-owned, indirect subsidiary of EPN.

                  (y) Leverage Ratio. (i) On the Original Closing Date (and immediately after giving effect to the Transaction and the related financings), the Leverage Ratio for the year ended December 31, 2001 (calculated as if the Borrower or its Subsidiaries had acquired the assets acquired pursuant to the Acquisition on the first day of such period) shall be no greater than 5.50:1.00 and (ii) the Administrative Agent shall have received a certificate of the Borrower's chief financial officer certifying (and showing the calculations therefor in reasonable detail) as to such Leverage Ratio on the Original Closing Date (it being understood that any pro forma adjustments from the actual Consolidated EBITDA for the year ended December 31, 2001 of the assets acquired pursuant to the Acquisition shall be reasonably satisfactory to the Administrative Agent).

                  (z) Second Amendment. The Administrative Agent shall have received a copy of the Second Amendment (as defined in the Existing EPNHC Credit Agreement), executed and delivered by a duly authorized officer of EPN, El Paso Energy Partners Finance Corporation, JPMorgan and the Required Lenders (as such term is defined in the Existing EPN Credit Agreement).

                  (aa) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by the Existing EPNHC Credit Agreement and the other Loan Documents (as defined in the Existing EPNHC Credit Agreement) shall be reasonably satisfactory in form and substance to the Lenders (as defined in the Existing EPNHC Credit Agreement), and the Lenders (as defined in the Existing EPNHC Credit Agreement) shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

         Section 6.2 Conditions to Restatement. The closing and effectiveness of this Agreement is subject to the satisfaction, immediately prior to or concurrently with such closing on the Restatement Closing Date, of the following conditions precedent:

                  (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and by the Required Lenders, (ii) for the account of each Lender which requests the same, a Note executed and delivered by a duly authorized officer of the Borrower, and (iii) each of the Guarantees and Security Documents, executed and delivered by a duly authorized officer of each Loan Party thereto and satisfactory in form to the Administrative Agent.

                  (b) Related Agreements. The Administrative Agent shall have received true and correct copies, certified as to authenticity by the Borrower, of the Partnership Agreement, the certificate of limited partnership of the Borrower, the limited liability company agreement, limited partnership agreement, or other equivalent governance documents, as the case may be, of each Subsidiary of the Borrower, the General Partner and the Limited Partner, and such other documents or instruments as may be reasonably requested by the Administrative Agent.

                  (c) EPN Credit Agreement. The Administrative Agent shall have received the EPN Credit Agreement, executed by a duly authorized officer of each of EPN, EPEPFC and the EPN Lenders party thereto and delivered by a duly authorized officer of each party thereto; provided, that, such execution and delivery may be substantially contemporaneous with the execution of this Agreement. All conditions precedent to the EPN Credit Agreement shall have been satisfied or waived.

                  (d) EPNHC Revolving Credit Loans. The Administrative Agent shall have received satisfactory evidence as to the termination of the Revolving Credit Commitments (as defined in the Existing EPNHC Credit Agreement) and the repayment of all Revolving Credit Loans (as defined in the Existing EPNHC Credit Agreement).

                  (e) Accrued Interest and Fees. The Borrower shall have paid to the Administrative Agent all unpaid interest, commitment fees and letter of credit commissions accrued under the Existing EPNHC Credit Agreement through the Restatement Closing Date.

                  (f) Partnership Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Members of the General Partner authorizing on behalf of the Borrower (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower is a party and (ii) the granting by the Borrower of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the General Partner on behalf of the Borrower as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (g) Borrower's Incumbency Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Restatement Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                  (h) Partnership Proceedings of EPN. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of EPEPC authorizing on behalf of EPN (i) the execution, delivery and performance of the EPN Credit Agreement and the other Loan Documents to which EPN is a party, and
(ii) the granting by EPN of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPC on behalf of EPN as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (i) EPN and EPEPFC Incumbency Certificates. The Administrative Agent shall have received a certificate of EPN and EPEPFC, dated the Restatement Closing Date, as to the incumbency and signature of the officers of EPN and EPEPFC, respectively, executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of EPN and EPEPFC, respectively.

                  (j) Corporate Proceedings of EPEPFC. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of EPEPFC authorizing (i) the execution, delivery and performance of the Loan Documents to which EPEPFC is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPFC as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (k) Corporate Proceedings of EPEPC. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of EPEPC authorizing (i) the execution, delivery and performance of the Loan Documents to which EPEPC is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of EPEPC as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (l) EPEPC Incumbency Certificate. The Administrative Agent shall have received a certificate of EPEPC, dated the Restatement Closing Date, as to the incumbency and signature of the officers of EPEPC executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating

Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of EPEPC.

                  (m) Proceedings of the Subsidiaries of EPN and the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Managing Member or the Board of Directors, as applicable, of each Subsidiary of EPN that is a party to a Loan Document authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Subsidiary as of the Restatement Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (n) Subsidiary Incumbency Certificates. The Administrative Agent shall have received a certificate of each Subsidiary of EPN that is a Loan Party, dated the Restatement Closing Date, as to the incumbency and signature of the officers of such Subsidiary executing any Loan Document, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

                  (o) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of formation, certificate of limited partnership or equivalent document, as the case may be, of EPEPC, EPN, EPEPFC and each Subsidiary of EPN that is a party to a Loan Document, certified as of the Restatement Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such entity.

                  (p) Consents, Licenses and Approvals. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of all consents, authorizations and filings referred to in Section 5.4, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

                  (q) Fees. The Administrative Agent and each Lender shall have received the fees to be received on or before the Restatement Closing Date as separately agreed to between each of them and the Borrower or EPN.

                  (r) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, (i) the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, and (ii) the executed legal opinion of Robert W. Baker, Esq., in-house counsel to the Borrower and the other Loan Parties as to certain matters, each addressed to the Administrative Agent, the Collateral Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent.

                  (s) Actions to Perfect Liens. The Collateral Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly completed financing statements on form UCC-1 and amendments to financing statements on form UCC-3, necessary or, in the opinion of the Collateral Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (subject only to filings thereof to be completed within 10 days of the Restatement Closing Date).

                  (t) Good Standing Certificates. The Administrative Agent shall have received copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each other Loan Party in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, partnership or limited liability company, as the case may be.

                  (u) Senior Subordinated Notes. EPN shall have reasonably demonstrated to the Administrative Agent, in a certificate delivered by a Responsible Officer of EPN, that the Obligations and the guarantees thereof under the Loan Documents are permitted under the Senior Subordinated Note Indentures and constitute "Senior Debt" or "Guarantor Senior Debt," as applicable, under the Senior Subordinated Note Indentures.

                  (v) Litigation, Etc. Except as set forth on Schedule 5.6, no suit, action, investigation, inquiry or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction, order, or judgment by a state or federal court shall have been entered (i) in connection with any Loan Document or any of the transactions contemplated hereby or thereby or (ii) which, in any such case could reasonably be expected to have a Material Adverse Effect.

                  (w) Consents. All material governmental and third party approvals (or arrangements satisfactory to the Lenders in lieu of such approvals) necessary or advisable in connection with the financings or other transactions contemplated hereby and by the other Loan Documents and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

                  (x) Material Adverse Effect. No event which has or could have a Material Adverse Effect shall have occurred.

                  (y) Financial Statements. The Administrative Agent shall have received, with a counterpart for each Lender, complete copies of the financial statements and Projections described in Section 5.1(c).

                  (z) Subsidiaries. As of the Restatement Closing Date, each Subsidiary Guarantor shall be a wholly-owned, direct or indirect Subsidiary of EPN.

                  (aa) Letters of Credit. Any Letters of Credit (as defined in the Existing EPNHC Credit Agreement) that shall have been issued under the Existing EPNHC Credit

Agreement shall have been surrendered by the beneficiary in exchange for a like Letter of Credit (as defined in the EPN Credit Agreement) issued under the EPN Credit Agreement.

                  (bb) Additional Matters. All corporate, company, partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lenders, and the Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as any of them shall reasonably request.

                                  ARTICLE VII
                              AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as any Obligation remains outstanding and unpaid, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries that is a Restricted Subsidiary and, with respect to Section 7.13, each of its Unrestricted Subsidiaries, to:

         Section 7.1 Financial Statements. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending December 31, 2002), the unaudited consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related unaudited consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidating financial statements of the Borrower and its consolidated Subsidiaries;

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

                  (c) [Reserved];

                  (d) as soon as available, but in any event within 120 days after the end of each fiscal year of each material Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, a copy of the audited balance sheet of such Joint Venture, as at the end of such year and the related unaudited statements of income and retained earnings and of cash flows of such Joint Venture, for such year, setting forth in each case in a comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;

                  (e) concurrently with the delivery of the financial statements referred to in subsection 7.1(b), the unaudited balance sheet of each Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, as at the end of each such quarter of such Joint Venture, and the related unaudited consolidated statements of income and retained earnings and of cash flows of such Joint Venture, for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, in each case received by the Borrower or any of its Subsidiaries during such fiscal quarter; and

                  (f) a copy of each financial statement, on the same terms and timing, as is described in Section 7.1 of the EPN Credit Agreement.

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and (except for the financial statements of any Joint Venture) in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein and, with respect to unaudited interim financial statements, for the absence of footnotes and year-end adjustments).

         Section 7.2 Certificates; Other Information. Furnish to the Administrative Agent, with copies for the Lenders and the Collateral Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(f), a certificate of the independent certified public accountants reporting on the audited financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default (as each such term is defined in the EPN Credit Agreement) relating to accounting issues, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of EPN or the Borrower, (i) stating that, to the best of such Officer's knowledge, the Borrower and its Subsidiaries during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement and in the other Loan Documents to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) setting forth in reasonable detail the calculation of the covenants set forth in Section 8.1 for the Calculation Period ending on the last day of such fiscal quarter;

                  (c) not later than thirty days after the beginning of each fiscal year of EPN or the Borrower, a copy of the projections by EPN of the operating budget and cash flow budget of EPN for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                  (d) within five days after the same are sent, copies of all financial statements and reports which EPN or the Borrower sends to the holders of its Equity Interests, and within five days after the same are filed, copies of all financial statements and reports, if any, which EPN or the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, a copy of the projections by each Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, as the case may be, of the operating budget and cash flow budget of such Joint Venture for the succeeding fiscal year;

                  (f) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries that is a Restricted Subsidiary, within thirty days of the end of each of the quarterly periods of each fiscal year of each Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, a list of all shippers that have used such Joint Venture during such quarterly period and the volumes and revenues attributable to each such shipper;

                  (g) upon the request of any Lender, and to the extent the same have been received by the Borrower or any of its Subsidiaries, copies of all compliance certificates delivered by each Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, pursuant to any credit agreement to which such Joint Venture is a party;

                  (h) upon the request of any Lender, within five days after the same are received by the Borrower, a copy of any FERC Form 2 for any Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary;

                  (i) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate signed by the President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Borrower in the form of Exhibit M hereto;

                  (j) concurrently with the delivery of the financial statements referred to in subsections 7.1(a), 7.1(b) and 7.1(f), a throughput report setting forth the throughputs of each pipeline owned by EPN or the Borrower or any Subsidiary that is a Restricted Subsidiary and any other Restricted Subsidiary, as applicable, and any other report or certificate to be delivered by EPN to the EPN Administrative Agent pursuant to Section 7.2 of the EPN Credit Agreement; and

                  (k) promptly, such additional financial and other information concerning any Loan Party, any Unrestricted Subsidiary or any Joint Venture as any Lender may from time to time reasonably request.

         Section 7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, and except where the failure to so pay, discharge or satisfy such obligations could not reasonably be expected to have a Material Adverse Effect.

         Section 7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 7.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property and its business in at least such amounts and against at least such risks (but including in any event fire, casualty, public liability, environmental liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried. Upon demand by any Lender (by notice to the Administrative Agent, which shall give notice of such demand to the Borrower and each Lender) any insurance policies covering Collateral shall be endorsed to provide that such policies may not be cancelled or reduced or affected in any material manner for any reason without 15 days prior notice to the Lenders. At all times, liability and other insurance in accordance with and in the amounts set forth on
Schedule 5.22, which insurance shall be by financially sound and reputable insurers, shall be maintained.

         Section 7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries that are Restricted Subsidiaries with officers and employees of the Borrower and its Subsidiaries that are Restricted Subsidiaries and with its independent certified public accountants.

         Section 7.7 Notices. Promptly give notice to the Administrative Agent, the Collateral Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding affecting the Borrower, EPN or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (e) any development or event which could reasonably be expected to have a Material Adverse Effect or cause the incurrence of an environmental liability in excess of the Material Environmental Amount.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower or EPN setting forth details of the occurrence referred to therein and stating what action the Borrower or EPN proposes to take with respect thereto.

         Section 7.8 Environmental Laws.

                  (a) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

                  (c) Defend, indemnify and hold harmless the Administrative Agent, the Collateral Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements and damages, and reasonable costs and expenses, of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental

Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF THE PARTY SEEKING INDEMNIFICATION THEREFORE; provided that the Borrower shall have no obligation hereunder to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of all amounts payable hereunder.

         Section 7.9 Maintenance of Liens of the Security Documents. Promptly, upon the request of the Collateral Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

         Section 7.10 Pledge of After-Acquired Property.

                  (a) With respect to any right, title or interest of any Loan Party in any Equity Interests or other property of a type subject to the Security Documents and acquired after the Restatement Closing Date, promptly grant or cause to be granted to the Collateral Agent, for the ratable benefit of the EPN Group Lenders and the Marco Polo Lenders, a first Lien of record on all such Equity Interests and property (other than such Equity Interests and property subject to (i) prior Liens in existence at the time of acquisition thereof and not created in anticipation of such acquisition, in which case the Lien of the Lenders shall be of such priority as is permitted by such prior Lien and (ii) other Liens that are expressly permitted by this Agreement), upon terms substantially the same as those set forth in the Security Documents, and satisfy the conditions with respect thereto set forth in Section 6.1 and 6.2. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause its Subsidiaries that are Restricted Subsidiaries to execute, acknowledge and deliver, and thereafter register, file or record, or cause its Subsidiaries that are Restricted Subsidiaries to register, file or record, in an appropriate governmental office, any document or instrument deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens and deliver Uniform Commercial Code searches in jurisdictions requested by the Collateral Agent with respect to such Equity Interests and other property and legal opinions requested by the Collateral Agent and shall pay, or cause to be paid, all taxes and fees related to such registration, filing or recording.

                  (b) With respect to any new Subsidiary created or acquired after the Restatement Closing Date by the Borrower that becomes a Restricted Subsidiary, promptly cause such Restricted Subsidiary to execute and deliver to the Administrative Agent the Subsidiary Guarantee, and, if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to such Restricted Subsidiary and the Subsidiary Guarantee, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  (c) Notwithstanding anything to the contrary in any Loan Document, neither the Borrower nor any Subsidiary of the Borrower that is a Restricted Subsidiary shall be obligated to (i) pledge under the Loan Documents any of its Equity Interest in any Joint Venture if such pledge is prohibited by any Contractual Obligation or (ii) pledge under the Loan Documents any of its real property except to the extent of any fixtures as and to the extent specified in the Security Agreements.

                  (d) Notwithstanding anything to the contrary in any Loan Document, if the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary has pledged its interest in any Joint Venture and the Borrower or such Restricted Subsidiary desires to make a contribution of or investment with such interest to or in a second Joint Venture in accordance with subsection 8.8(f), the Lien held by the Lenders upon such interest shall terminate as long as the interest held by the Borrower or such Restricted Subsidiary in the second Joint Venture shall be subject to a Lien under the Loan Documents in accordance with subsection 8.8(f) unless otherwise agreed by the Required Lenders.

         Section 7.11 Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 5.16.

         Section 7.12 Joint Venture Charters. Deliver to the Administrative Agent (a) any Joint Venture Charters of each Joint Venture any of the interests in which is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, (b) each credit agreement to which any Joint Venture any of the interests in which is owed by a Subsidiary of the Borrower that is a Restricted Subsidiary is a party, in any case with all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any, and all amendments relating thereto, waivers relating thereto, and other side letters or agreements affecting the terms thereof.

         Section 7.13 Agreements Respecting Unrestricted Subsidiaries.

                  (a) Operate each of its Subsidiaries that is an Unrestricted Subsidiary in such a manner as to make it apparent to all creditors of such Unrestricted Subsidiary that such Unrestricted Subsidiary is a legal entity separate and distinct from the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary and as such is solely responsible for its debts, and such manner shall include, but shall not be limited to, the maintenance of a separate board of directors for such Unrestricted Subsidiary.

                  (b) In connection with any Indebtedness, Guarantee Obligations or other obligations incurred by each Unrestricted Subsidiary, (i) incur such Indebtedness only on a basis which does not permit, allow or provide for recourse to the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary, and (ii) incur any such Indebtedness, Guarantee Obligations or other obligations in excess of $500,000 only under a loan agreement, note, lease, instrument or other contractual obligation that expressly states that such Indebtedness is being incurred by such Unrestricted Subsidiary on a basis which is non-recourse to the Borrower and its Subsidiaries that are Restricted Subsidiaries, provided that no such agreement, note, lease, instrument or other Obligation shall be required to include such statement if such agreement, note, lease, instrument or other obligation was in effect on the date such Subsidiary became an Unrestricted Subsidiary.

                  (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Subsidiaries of the Borrower that are Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of Gateway that were assumed by it from Delos in connection with its formation and the Marco Polo Financing and (ii) the Borrower and the Subsidiaries of the Borrower that are Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.


                                  ARTICLE VIII
                               NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as any Obligation remains outstanding and unpaid, the Borrower shall not, and (except with respect to Section 8.1) shall not permit any of its Subsidiaries that are Restricted Subsidiaries to, directly or indirectly:

         Section 8.1 Financial Condition Covenants.

                  (a) Tangible Net Worth. Permit Consolidated Tangible Net Worth (as defined in the EPN Credit Agreement) at any time to be less than $447,000,000 plus 75% of the Net Equity Proceeds (as defined in the EPN Credit Agreement) received by the Borrower (as defined in the EPN Credit Agreement) from the sale or issuance of any equity securities (including the Units) by the Borrower (as defined in the EPN Credit Agreement) on and after the Restatement Closing Date;

                  (b) Interest Coverage Ratio. Permit for any Calculation Period ending on or after the Restatement Closing Date, the ratio of (i) Consolidated EBITDA (as defined in the EPN Credit Agreement) for such period to (ii) Consolidated Interest Expense (as defined in the EPN Credit Agreement) for such period to be less than 2.0 to 1.0;

                  (c) Senior Leverage Ratio. Permit, on the last day of any fiscal quarter of EPN, the ratio of (x) Consolidated Total Senior Indebtedness (as defined in the EPN Credit Agreement) at such date to (y) the Consolidated EBITDA (as defined in the EPN Credit Agreement) for the Calculation Period ending on such date to exceed 3.25 to 1.0; or

                  (d) Leverage Ratio. Permit, on the last day of any fiscal quarter of EPN, the ratio of (x) Consolidated Total Indebtedness (as defined in the EPN Credit Agreement) at such date to (y) the Consolidated EBITDA (as defined in the EPN Credit Agreement) for the Calculation Period ending on such date to exceed 5.0 to 1.0.

         Section 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of the Borrower and its Subsidiaries under the Loan Documents;

                  (b) Indebtedness of the Borrower to any Subsidiary Guarantor or EPN or EPEPFC, and of any Subsidiary Guarantor to EPN or EPEPFC or the Borrower or any other Subsidiary Guarantor;

                  (c) Indebtedness permitted pursuant to Sections 8.3 and 8.8;

                  (d) Indebtedness incurred pursuant to any Hedge Agreement to the extent permitted by Section 8.22;

                  (e) Indebtedness (i) of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of the Borrower that is a Restricted Subsidiary or (ii) to which any asset is subject existing at the time such asset is acquired by the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary; provided that (A) no Default shall have occurred and be continuing at the time of, or after giving effect to, the incurring of such Indebtedness and (B) after giving effect to the incurrence of such Indebtedness the Borrower would be in pro forma compliance with the covenants set forth in Section 8.1;

                  (f) Indebtedness consisting of Guarantee Obligations permitted by subsections 8.4(e), (f) and (g); and

                  (g) any other Indebtedness permitted to be incurred by a Restricted Subsidiary, including the Borrower, pursuant to the terms of the EPN Credit Agreement.

         Section 8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries that are Restricted Subsidiaries, as the case may be, in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary that is a Restricted Subsidiary;

                  (f) Liens created pursuant to construction, operating, farmout and maintenance agreements, space lease agreements, Joint Venture Charters and related documents (to the extent requiring a Lien on the equity interest of the Borrower or its Subsidiary that is a Restricted Subsidiary, as the case may be, in the applicable Joint Venture is required thereunder), division orders, contracts for sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements and other similar agreements, in each case having ordinary and customary terms and entered into in the ordinary course of business by the Borrower and its Subsidiaries that are Restricted Subsidiaries;

                  (g) additional Liens securing Indebtedness permitted to be incurred by a Restricted Subsidiary pursuant to the EPN Loan Documents; and

                  (h) Liens created pursuant to the Loan Documents and the EPN Loan Documents.

This Section 8.3 shall not restrict the ability of any Joint Venture or Unrestricted Subsidiary to create, incur, assume or suffer to exist any Lien on any of its property.

         Section 8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

                  (a) Guarantee Obligations created pursuant to the Loan Documents in respect of the Obligations;

                  (b) Guarantee Obligations of the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary incurred after the Restatement Closing Date in an aggregate amount not to exceed $1,000,000 less the aggregate amount of any such Guarantee Obligations of EPN and its other Restricted Subsidiaries at any one time outstanding;

                  (c) Guarantee Obligations constituting performance guarantees provided in the ordinary course of business by the Borrower and its Subsidiaries that are Restricted Subsidiaries supporting obligations of the Borrower and/or Restricted Subsidiaries which obligations have been incurred in the ordinary course of business (including in connection with the operation, construction or acquisition of pipelines, platforms and related facilities);

                  (d) Guarantee Obligations of the Borrower and any other Subsidiary of the Borrower that is a Subsidiary Guarantor in respect of the Senior Subordinated Notes, provided that such Guarantee Obligations are subordinated to the Borrower's and such Subsidiary Guarantor's obligations under the Loan Documents to the same extent as the obligations of EPN in respect of the Senior Subordinated Notes;

                  (e) Guarantee Obligations of up to $22,500,000 in the aggregate incurred pursuant to the Marco Polo Clawback;

                  (f) Guarantee Obligations of the Borrower and of its Subsidiaries that are Subsidiary Guarantors created pursuant to the Guarantees, in each case with respect to the EPN Loan Obligations; and

                  (g) Any other Guarantee Obligations permitted to be incurred by a Restricted Subsidiary pursuant to the terms of the EPN Credit Agreement.

         Section 8.5 Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, except:

                  (a) the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary may be merged or consolidated with or into EPN (as long as EPN is the surviving entity) or any one or more Restricted Subsidiaries which is a Subsidiary Guarantor (provided that, if any of such Restricted Subsidiaries is not wholly owned by EPN and the General Partner (as defined in the EPN Credit Agreement), the Restricted Subsidiary or Restricted Subsidiaries in which EPN owns the greatest interest shall be the continuing or surviving corporation);

                  (b) the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to EPN or any other Restricted Subsidiary which is a Subsidiary Guarantor and in which, if not wholly owned by EPN and the General Partner (as defined in the EPN Credit Agreement), EPN owns at least the same percentage interest as EPN owns in the transferor Restricted Subsidiary;

                  (c) solely to effect any transaction permitted by subsection 8.6(b); and

                  (d) any other transaction permitted to be entered into by a Restricted Subsidiary pursuant to the terms of the EPN Credit Agreement.

         The transactions permitted under this Section 8.5 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of each of the EPN Pledge Agreement and the Subsidiary Pledge Agreement.

         Section 8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (a) as permitted by Section 8.5;

                  (b) as long as no Default or Event of Default has occurred and is continuing or would result therefrom, EPN, the Borrower, the Subsidiaries of the Borrower that are Restricted Subsidiaries and the other Restricted Subsidiaries may sell or otherwise dispose of property in any fiscal year having an aggregate value not in excess of 5% of Consolidated Tangible Net Worth (as defined in the EPN Credit Agreement) calculated on the last day of the prior fiscal quarter;

                  (c) any sale or other disposition to EPN, the Borrower or any other Subsidiary Guarantor; and

                  (d) any sale or other disposition not set forth herein that is permitted to be made by a Restricted Subsidiary pursuant to Section 8.6 of the EPN Credit Agreement;

The transactions permitted under this Section 8.6 shall be permitted notwithstanding anything to the contrary in subsection 4(j) of each of the EPN Pledge Agreement and the Subsidiary Pledge Agreement.

         Section 8.7 Limitation on Dividends. Declare or pay any dividend or distribution on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Equity Interest of the Borrower or any warrants or options to purchase any such Equity Interest, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that (x) the Borrower or any Restricted Subsidiary may make any Restricted Payment to the Borrower, EPN or any Subsidiary Guarantor, and (y) the Borrower or any Restricted Subsidiary may make any Restricted Payment permitted to be made by a Restricted Subsidiary pursuant to the EPN Credit Agreement.

         Section 8.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) capital contributions, loans or other investments made by the Borrower to EPN or EPEPFC or any Subsidiary Guarantor, and by any Subsidiary Guarantor to the Borrower or EPN or EPEPFC or any Subsidiary Guarantor;

                  (d) capital contributions, loans or other investments by Subsidiaries of the Borrower or any Joint Venture to or in EPN, the Borrower or any Restricted Subsidiary, provided that no Default or Event of Default shall have occurred and be continuing, or would occur as a result of such investment;

                  (e) other non-hostile acquisitions of equity securities of, or assets constituting a business unit of, any Person (an "Acquired Business"), provided that (i) immediately prior to and after giving effect to any such acquisition, no Default or Event of Default shall have occurred or be continuing (whether relating to Section 8.17 or otherwise), (ii) such acquisition is consummated in accordance with applicable law, (iii) if such acquisition is of equity securities of a Person, such Person becomes a Restricted Subsidiary, (iv) the Borrower shall be in pro forma compliance with the covenants set forth in
Section 8.1 after giving effect to such acquisition and

(v) the Acquired Business shall not be subject to any material liabilities which would be expressly prohibited by this Agreement after such acquisition;

                  (f) the contribution by the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary of the equity interests owned by it in a Joint Venture to another Joint Venture or the investment by the Borrower or any such Restricted Subsidiary in another Joint Venture to the extent made with equity interests in a Joint Venture owned by it as long as (i) EPN, the Borrower or such Restricted Subsidiary receives in exchange equity interests in such transferee Joint Venture and (ii) unless otherwise agreed by the Required Lenders, if the transferred equity interests are subject to a Lien under the Loan Documents, the equity interests received in exchange become subject to a Lien under the Loan Documents;

                  (g) capital contributions or other investments made by the Borrower or its Subsidiaries pursuant to the Acquisition; and

                  (h) any other investment, loan or advances permitted to be made by a Restricted Subsidiary pursuant to the terms of the EPN Credit Agreement.

         Section 8.9 Limitation on Optional Payments and Modifications of Certain Agreements.

                  (a) Make any optional payment or prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes or any Indebtedness or Guarantee Obligations (other than the Loans or the EPN Loan Obligations), (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indentures (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the EPN Loan Documents without the written consent of the Required Lenders, (d) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of any Indebtedness or Guarantee Obligations other than the Senior Subordinated Notes and the EPN Loan Obligations, and Guarantee Obligations in respect thereof (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (e) amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement, the Borrower's certificate of limited partnership or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (f) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement, the Borrower's certificate of limited partnership or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect or (g) designate any Indebtedness as "Designated Senior Indebtedness" under the Senior Subordinated Note Indentures without the consent of the Administrative Agent (other than the Obligations and the EPN Loan Obligations). Notwithstanding any provision contained in this Section 8.9, the Borrower and its Subsidiaries that are Restricted Subsidiaries shall have the absolute right to amend any Joint Venture Charter to the extent necessary or reasonably appropriate to evidence the substitution, replacement or other changes of partners, members or owners in any Joint Venture not in violation of Section 8.19 or Section 8.21.

         Section 8.10 Limitation on Transactions with Affiliates. Subject to the rights set forth in Section 8.13, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement or the EPN Credit Agreement, and (b) upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary of the Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

         Section 8.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of the Borrower that is a Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Restricted Subsidiary.

         Section 8.12 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

         Section 8.13 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary or Joint Venture, except for (a) gathering, transporting (by barge, pipeline, ship, truck or other modes of hydrocarbon transportation), terminalling, storing, producing, acquiring, developing, exploring for, processing, dehydrating, fractionating and otherwise handling hydrocarbons, including, without limitation, constructing pipeline, platform, dehydration, processing and other energy-related facilities, and activities or services reasonably related or ancillary thereto and (b) other businesses as long as the consolidated total assets principally relating to such other businesses do not exceed 3% of the consolidated total assets of EPN and its Restricted Subsidiaries at any time.

         Section 8.14 Governing Documents. Permit the amendment or modification of the limited liability company agreement, limited partnership agreement, or equivalent governance document, or certificate of limited partnership, certificate of formation, or equivalent formation document, as the case may be, of any Subsidiary of the Borrower that is a Restricted Subsidiary if such amendment could reasonably be expected to have a Material Adverse Effect, or would authorize or issue any Equity Interests not authorized or issued on the Restatement Closing Date, except to the extent such authorization or issuance would have the same substantive effect as any transaction permitted by Sections
8.5 or 8.6.

         Section 8.15 Compliance with ERISA.

                  (a) Terminate any Plan so as to result in any material liability to PBGC, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the Code) involving any Plan which could result in a material liability for an excise tax or civil penalty in connection therewith, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived involving any Plan, or (d) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to PBGC by reason of termination of any such Plan.

         Section 8.16 Limitation on Restrictions Affecting Subsidiaries. Enter into, or suffer to exist, any agreement with any Person, other than the Lenders pursuant hereto or the EPN Lenders pursuant to the EPN Loan Documents and other than the arrangements described in subsections 8.2(c) and 8.4(d) or which exist on the Restatement Closing Date, which prohibits or limits the ability of any Subsidiary of the Borrower that is a Restricted Subsidiary to (a) pay dividends or make other distributions or pay any Indebtedness owed to EPN, EPEPFC, the Borrower or any Restricted Subsidiary of EPN, (b) make loans or advances to or make other investments in EPN, EPEPFC, the Borrower or any Restricted Subsidiary of EPN, (c) transfer any of its properties or assets to EPN, EPEPFC, the Borrower or any Restricted Subsidiary of EPN, (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         Section 8.17 Creation of Restricted Subsidiaries. Create or acquire any new Subsidiary that is a Restricted Subsidiary of the Borrower or any of its Subsidiaries that are Restricted Subsidiaries, unless, immediately upon the creation or acquisition of any such Restricted Subsidiary, (a) such Restricted Subsidiary shall become party to the Subsidiaries Guarantee as a Subsidiary Guarantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Administrative Agent, (b) such Restricted Subsidiary shall become party to the Subsidiary Security Agreement as a grantor pursuant to an addendum thereto or other documentation in form and substance reasonably satisfactory to the Collateral Agent, and all actions required to perfect the Liens granted thereby, all filings required thereunder and all consents necessitated thereby shall have been taken, made or obtained,
(c) all Equity Interests issued by such Restricted Subsidiary owned by the Borrower or any other Restricted Subsidiary shall have been pledged to the Collateral Agent pursuant to an addendum or amendment to the Subsidiary Pledge Agreement, as applicable, or other documentation in form and substance satisfactory to the Collateral Agent, (d) all corporate, company, partnership or other proceedings, and all documents, instruments and other legal matters in connection with the creation of such Restricted Subsidiary and the transactions contemplated by this Section 8.17 shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of such creation or such transactions as it shall reasonably request and (e) no Default or Event of Default shall have occurred and be continuing after giving effect thereto.

         Section 8.18 Hazardous Materials. Except to the extent that the same could not reasonably be expected to have a Material Adverse Effect, permit the manufacture, storage, transmission or presence of any Hazardous Materials over or upon any of its properties except in accordance with all applicable Requirements of Law or release, discharge or otherwise dispose of any Hazardous Materials on any of its properties except that the Borrower and its Subsidiaries that are Restricted Subsidiaries may treat, store and transport petroleum, its derivatives, by-products and other hydrocarbons, hydrogen sulfide and sulfur dioxide in the ordinary course of their business.

         Section 8.19 Holding Companies. Notwithstanding any other provisions of this Agreement and the other Loan Documents, permit any Subsidiary of the Borrower that is a Restricted Subsidiary and is a general partner in or owner of a general partnership interest in a Joint Venture to incur or suffer to exist any obligations or indebtedness of any kind, whether contingent or fixed (excluding any contingent liability of such Restricted Subsidiary to creditors of such Joint Venture arising solely as a result of its status as a general partner or owner of such Joint Venture and Guarantee Obligations referred to in subsections 8.4(d), 8.4(e) and 8.4(g)) or create or suffer to exist any Liens, in each case except to the extent any such obligations, indebtedness or Liens arise under or pursuant to the Joint Venture Charter for such Joint Venture as in effect on the Restatement Closing Date (or if later, the date of acquisition or formation of such Joint Venture), or the Loan Documents or are otherwise permitted by the Loan Documents; or permit any Subsidiary of the Borrower that is a Restricted Subsidiary and is a general partner in or owner of a general partnership interest in a Joint Venture to acquire any property or asset after the Restatement Closing Date (or, if later, the date of acquisition or formation of such Joint Venture) except for distributions made to it by such Joint Venture; or permit any Subsidiary of the Borrower that is a Restricted Subsidiary and is a general partner in or owner of a general partnership interest in a Joint Venture to engage in any business or activity other than holding the general partnership interest in (or other ownership interest) such Joint Venture held by it on the Restatement Closing Date (or, if later, the date of formation of such Joint Venture).

         Section 8.20 No Voluntary Termination of Joint Venture Charters. Permit any Subsidiary of the Borrower that is a Restricted Subsidiary and is a partner in, or owner of any interest in, any Joint Venture to voluntarily terminate any Joint Venture Charter and liquidate such Joint Venture to the extent permitted thereunder.

         Section 8.21 Actions by Joint Ventures. (a) Consent or agree to or acquiesce in any Joint Venture the interests in which are owned by a Subsidiary of the Borrower that is a Restricted Subsidiary adversely changing its policy of making distributions of available cash to partners, or (b) so long as any interest therein is owned by a Subsidiary of the Borrower that is a Restricted Subsidiary, consent or agree to or acquiesce in any Joint Venture's taking any actions that could reasonably be expected to have a Material Adverse Effect.

         Section 8.22 Hedging Transactions. Enter into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities; provided, however, that such permitted hedging agreements, including, without limitation, any Commodity Hedging Programs, shall not exceed 80% of annual production at any time.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Borrower shall default in the observance or performance of any agreement contained in Article VIII (other than subsection 8.1(a)) or in Section 7.11; or any Loan Party shall default in the observance or performance of any agreement contained in Section 5(h), (i), (j) or (o) of the EPN Security Agreement or the Subsidiary Security Agreement, or Section 5(h),
(i), (j) or (m) of the EPEPC Security Agreement, Section 9(j) of the EPEPC Guarantee, Section 4(b) of the EPN Pledge Agreement, Section 4(b) of the Subsidiary Pledge Agreement, Section 10(c) of the Subsidiary Guarantee, or
Section 9(c) of the EPN Guarantee; or the Borrower shall default in the observance or performance of any agreement contained in subsection 8.1(a) and such default shall continue uncured for a period of 15 days; or

                  (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article IX), and such default shall continue unremedied for a period of 30 days after the earlier of receipt of written notice thereof from the Administrative Agent or any Lender and the date upon which the Borrower was required to give notice of such default as contained in Section 7.7(a); or

                  (e) (i) Any "Event of Default" under and as defined in the EPN Credit Agreement shall occur and be continuing; or (ii) any Loan Party or any Subsidiary of the Borrower that is a Restricted Subsidiary shall (A) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $5,000,000; or

                  (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against EPN or any of its Restricted Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) Except with respect to the matters disclosed on Schedule 5.17, which matters shall not, in the aggregate, incur remediation and/or environmental compliance expenses and/or fines, penalties or other charges in excess of $35,000,000, if at any time EPN or any Restricted Subsidiary shall become liable for remediation and/or environmental compliance expenses and/or fines, penalties or other charges which, in the aggregate, are in excess of the Material Environmental Amount for any Loan Party and the Subsidiaries of EPN; or

                  (j) For any reason (other than any act on the part of the Administrative Agent, the EPN Administrative Agent, the Collateral Agent or the EPN Group Lenders) (i) any Security Document ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the EPN Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing or the Lien intended to be created by any Security Document ceases to be or is not a valid and perfected Lien have the priority contemplated thereby; or (ii) any Guarantee ceases to be in full force and effect or any party thereto (other than the Administrative Agent, the EPN Administrative Agent, the Collateral Agent or the EPN Group Lenders) shall so assert in writing; or

                  (k) A Change of Control shall occur; or

                  (l) Any Person that owns an equity interest in any Joint Venture (as defined in the EPN Credit Agreement) shall exercise its rights and remedies (other than dilution of the equity interests owned by the Borrower (as defined in the EPN Credit Agreement) and its Restricted Subsidiaries in any Joint Venture (as defined in the EPN Credit Agreement) pursuant to contractual dilution provisions existing with respect to the Joint Ventures (as defined in the EPN Credit Agreement)) with respect to its Lien on any equity interest in such Joint Venture (as defined in the EPN Credit Agreement) the equity interest in which has been pledged to such Person; provided that the amount of claims secured by such Lien shall equal or exceed $5,000,000 and such claim shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of any kind are hereby expressly waived.

                                   ARTICLE X
                            THE ADMINISTRATIVE AGENT

         Section 10.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative

Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         Section 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         Section 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         Section 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         Section 10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         Section 10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         Section 10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Term Loan Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Loans and all other amounts payable hereunder.

         Section 10.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent. The terms "Lender," "Lenders," and similar terms shall include the Administrative Agent in its individual capacity.

         Section 10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' written notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

         Section 10.10 Other Agents. None of the Lenders identified on the cover page or the preamble of this Agreement as a "co-syndication agent" or a "co-documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-syndication agent" or a "co-documentation agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking any action hereunder.


                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.1 Amendments and Waivers. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 11.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower or any other applicable Loan Party written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower or any other Loan Party hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (except in a transaction permitted by Section 8.5), in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of the then Administrative Agent, or (iv) release the Lenders' Liens on all or substantially all of the Collateral under the Security Documents without the consent of each Lender or (v) except to the extent relating to the sale or other disposition of any Subsidiary of the Borrower as otherwise permitted by this Agreement or any other transaction permitted by this Agreement, release any Guarantee. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders and the Administrative Agent. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Section 11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower the Administrative Agent and the Collateral Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future Lenders:

The Borrower:                       EPN Holding Company, L.P.
                                    4 Greenway Plaza, Suite 654
                                    PO Box 4503
                                    Houston, Texas  77210
                                    Attention:  Chief Financial Officer
                                    Telecopy:  (832) 676-1671


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

with a copy (which shall
not constitute notice) to:          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    711 Louisiana, Suite 1900
                                    Houston, Texas  77002
                                    Telecopy: (713) 236-0822
                                    Attention:  J. Vincent Kendrick, Esq.

The Administrative Agent
or the Collateral Agent:            JPMorgan Chase Bank
                                    One Chase Manhattan Plaza
                                    8th Floor
                                    New York, New York  10081
                                    Attention:  Tonya Mitchell
                                    Telecopy:   (212) 552-5777

provided that any notice, request or demand to or upon the Administrative Agent or the Collateral Agent shall not be effective until received, provided, further, that the failure by the Administrative Agent, the Collateral Agent or any Lender to provide a copy to the Borrower's counsel shall not cause any notice to the Borrower to be ineffective.

         Section 11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

         Section 11.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Collateral Agent for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent and the Collateral Agent, (b) to pay or reimburse each Lender, the Administrative Agent and the Collateral Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent and to the several Lenders,
(c) to pay, indemnify, and hold each Lender, the Administrative Agent and the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be


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payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Co-Documentation Agents, and their Affiliates, and their respective directors, officers, employees, agents and advisors (each such person being called an "Indemnified Party") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments and suits, and reasonable costs, expenses or disbursements, of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Loan Documents, the use of the proceeds of the Loans, including the use and reliance on electronic, telecommunications or other information or transmission systems in connection with the Loan Documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), REGARDLESS OF WHETHER OR NOT SUCH INDEMNIFIED LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AN INDEMNIFIED PARTY, provided, that the Borrower shall have no obligation hereunder to an Indemnified Party with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such Indemnified Party or (ii) legal proceedings commenced against an Indemnified Party by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

         Section 11.6 Successors and Assigns; Participations; Purchasing
Lenders.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent and the Collateral Agent and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) (i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                           (A) the Borrower, provided that no consent of the
Borrower shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment, an Affiliate of such a Lender, or, if an Event of Default has occurred and is continuing, any other assignee; and


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

                           (B) the Administrative Agent, provided that no
consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                           (ii) Assignments shall be subject to the following
additional conditions:

                           (A) each partial assignment shall be made as an
assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                           (B) the parties to each assignment shall execute and
deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $2,500; and

                           (C) the assignee, if it shall not be a Lender, shall
deliver to the Administrative Agent an Administrative Questionnaire.

                           (iii) Subject to acceptance and recording thereof
pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11 and 11.5 to the extent relating to matters during the time it was a Lender). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section to the extent complying with Section 11.6(c) or otherwise as void and of no force and effect.

                           (iv) The Administrative Agent, acting for this
purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Collateral Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (v) Upon its receipt of a duly completed Assignment
and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such


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

assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption, give notice of such Assignment and Assumption to the Borrower, and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent, or the Collateral Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Collateral Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document, and no Lender shall be entitled to create in favor of any Participant any right to vote on, consent to or approve any matter relating to any Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause
(i), (ii) or (v) of the proviso to Section 11.1 that directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.5 as though it were a Lender, provided such Participant agrees to be subject to
Section 11.7 as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 4.9, 4.10 or 4.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 4.10(b) as though it were a Lender.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.


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         Section 11.7 Adjustments; Set-off.

                  (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Article IX(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans of the same type owing to it, as the case may be, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         Section 11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         Section 11.11 Usury Savings Clause. It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any


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provision to the contrary in this Agreement, any of the other Loan Documents or any other document related hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by applicable law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Administrative Agent, the Collateral Agent and the Lenders shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, any of the other Loan Documents or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder or on account of any other indebtedness of the Borrower, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Administrative Agent and the Lenders, under any specified contingency, exceeds the Highest Lawful Rate (as hereinafter defined), the Borrower, the Administrative Agent and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that interest thereon does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

         To the extent that Article 5069-1D.001 et seq., as amended, of the Texas Revised Civil Statutes is relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect. Nothing set forth in this Section 11.11 is intended to or shall limit the effect or operation of Section 11.12. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) apply to this Agreement or the Notes.

          For purposes of this Section 11.11, "Highest Lawful Rate" shall mean the maximum rate of nonusurious interest that may be contracted for, charged, taken, reserved or received hereunder under laws applicable to the Administrative Agent and the Lenders.

         Section 11.12 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 11.13 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and


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

enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary or punitive damages (including, without limitation, damages arising from the use of electronic, telecommunications or other information transmissions systems in connection with the Loan Documents).

         Section 11.14 Acknowledgements. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) none of the Administrative Agent, the Collateral Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, Collateral Agent and Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower and the other Loan Parties and the Lenders.

         Section 11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent and each Lender agrees that it will hold in confidence, any information provided to such Person pursuant to this Agreement; provided, that nothing in this 11.15 shall be deemed to prevent the disclosure by the Administrative Agent, the Collateral Agent or any Lender of any such information
(a) to any employee, officer, director, accountant, attorney or consultant of such Person, or any examiner or other Governmental Authority, (b) that has been or is made public by EPEPC, EPEPFC, EPN or any of its Subsidiaries or Affiliates or by any third party without breach of this Agreement or that otherwise becomes generally available to the public other than as a result of a disclosure in violation of this Section 11.15, (c) that is or becomes available to any such Person from a third party on a non-confidential basis, (d) that is required to be disclosed


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by any Requirement of Law, including to any bank examiners or regulatory authorities, (e) that is required to be disclosed by any court, agency, arbitrator or legislative body, (f) to any Transferee or proposed Transferee, or
(g) to any rating agency to the extent required in connection with any rating to be assigned to such Lender.

         Section 11.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         Section 11.17 ACKNOWLEDGEMENT OF NO CLAIMS, OFFSETS OR DEFENSES; RELEASE BY THE LOAN PARTIES. BORROWER, ON BEHALF OF ITSELF AND EACH OF THE OTHER LOAN PARTIES, ACKNOWLEDGES THAT NO LOAN PARTY NOR ANY OF THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "BORROWER AFFILIATES PARTIES") HAS ANY CLAIM, DEMAND, RIGHT OF OFFSET, CAUSE OF ACTION IN LAW OR IN EQUITY, LIABILITY OR DAMAGES OF ANY NATURE WHATSOEVER, WHETHER FIXED OR CONTINGENT (HEREINAFTER COLLECTIVE CALLED "CLAIMS") THAT COULD BE ASSERTED IN CONNECTION WITH, OR WHICH WOULD IN ANY OTHER MANNER BE RELATED TO, THE EXISTING EPNHC CREDIT AGREEMENT OR ANY PROMISSORY NOTES OR OTHER AGREEMENTS, TRANSACTIONS OR OTHER ACTIONS PRIOR TO THE DATE HEREOF INVOLVING ANY OF THE BORROWER AFFILIATED PARTIES AND LENDERS ("THE PRIOR AGREEMENTS AND ACTIVITIES"). NOTWITHSTANDING THE FOREGOING, HOWEVER, BORROWER HEREBY AGREES THAT IN CONSIDERATION OF THE CREDIT EXTENDED TO BORROWER UNDER THE LOAN DOCUMENTS AND AS A MATERIAL INDUCEMENT TO THE LENDERS TO ENTER INTO SUCH LOAN DOCUMENTS AND EXTEND SUCH CREDIT TO BORROWER, BORROWER, ON BEHALF OF ITSELF AND ALL OF THE OTHER BORROWER AFFILIATED PARTIES HEREBY RELEASES AND FOREVER DISCHARGES, EACH LENDER, EACH SUBSEQUENT HOLDER OF ANY OF THE NOTES, AND EACH AND ALL OF THEIR PARENT, SUBSIDIARY AND AFFILIATED CORPORATIONS PAST AND PRESENT, AS WELL AS THEIR RESPECTIVE OWNERS, DIRECTORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS WHICH BORROWER AND THE OTHER BORROWER AFFILIATED PARTIES MAY HAVE OR HEREAFTER ACQUIRE AGAINST ANY OR ALL OF THE RELEASED PARTIES BY REASON OF, OR RELATED IN ANY WAY TO, THE PRIOR AGREEMENTS AND ACTIVITIES.


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

         Section 11.18 Releases.

                  (a) At such time as the Loans and any other obligations under this Agreement shall have been paid in full, the Collateral shall be released from the Liens created by the Loan Documents, and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party thereunder and under the other Loan Documents shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the respective Loan Parties. At the request and expense of any Loan Party following any such termination, the Collateral Agent shall deliver to such Loan Party any Collateral held by the Collateral Agent under the Security Documents, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by this Agreement, then the Lenders authorize the Collateral Agent, at the request and expense of such Loan Party, to execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created by the applicable Security Documents on such Collateral. At the request and sole expense of the Borrower, the Lenders authorize the Collateral Agent to release a Loan Party from its obligations under the applicable Security Document in the event that all the Equity Interests of such Loan Party shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement, provided that the Borrower shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Loan Party and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents.

         Section 11.19 Intercreditor Agreement. Each Lender (including each assignee which becomes a Lender pursuant to Section 11.6) consents and agrees to the provisions of the Intercreditor Agreement, including the indemnity provisions set forth in Section 7 thereof. The Lenders also hereby authorize and appoint the Administrative Agent to act as their agent with respect to the execution and delivery of the Intercreditor Agreement.


                                  ARTICLE XII
                              THE COLLATERAL AGENT

         Section 12.1 Appointment. Each Lender hereby irrevocably designates and appoints JPMorgan as the Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan, as the Collateral Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any


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

duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent.

         Section 12.2 Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         Section 12.3 Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         Section 12.4 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required EPN Group Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required EPN Group Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         Section 12.5 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the

Collateral Agent has received notice from the Administrative Agent, a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the EPN Group Administrative Agents acting jointly or the Required EPN Group Lenders; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the EPN Group Lenders.

         Section 12.6 Indemnification. The Lenders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Total EPN Group Credit Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section
12.6 shall survive the payment of the Loans and all other amounts payable hereunder.

         Section 12.7 Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent upon 10 days' written notice to the Lenders. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan Documents, then the Required EPN Group Lenders shall appoint from among the EPN Group Lenders a successor agent for the EPN Group Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Loan Documents.

         Section 12.8 Amendment. None of the terms or provisions of this Article XII may be amended, modified or waived without the written consent of the then Collateral Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Restatement Closing Date.

         THE BORROWER:

                             EPN HOLDING COMPANY, L.P.

                             By:  EPN GP Holding, L.L.C.,
                             its General Partner

                             By:    /s/ Keith Forman
                                    -------------------------------------------
                             Name:  Keith Forman
                                    -------------------------------------------
                             Title: Vice President and Chief Financial Officer
                                    -------------------------------------------




                                Signature Page-1

THE ADMINISTRATIVE AGENT AND THE LENDERS:

                                        JPMORGAN CHASE BANK,
                                        as Administrative Agent and as a Lender


                                        By:        /s/ Steven Wood
                                                   ----------------------------
                                        Name:      Steven Wood
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------


                                Signature Page-2

                                        BANK ONE, NA (Main Office Chicago)


                                        By:        /s/ Dianne L. Russell
                                                   ----------------------------
                                        Name:      Dianne L. Russell
                                                   ----------------------------
                                        Title:     Director
                                                   ----------------------------




                                Signature Page-3

                                        WACHOVIA BANK,
                                        NATIONAL ASSOCIATION


                                        By:        /s/ Philip Trinder
                                                   ----------------------------
                                        Name:      Philip Trinder
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------




                                Signature Page-4

                                        FLEET NATIONAL BANK


                                        By:        /s/ Daniel S. Schockling
                                                   ----------------------------
                                        Name:      Daniel S. Schockling
                                                   ----------------------------
                                        Title:     Director
                                                   ----------------------------



                                Signature Page-5

                                        FORTIS CAPITAL CORP.


                                        By:        /s/ Karel Louman
                                                   ----------------------------
                                        Name:      Karel Louman
                                                   ----------------------------
                                        Title:     Chief Executive Officer
                                                   ----------------------------

                                        By:        /s/ David Montgomery
                                                   ----------------------------
                                        Name:      David Montgomery
                                                   ----------------------------
                                        Title:     Senior Vice President
                                                   ----------------------------



                                Signature Page-6

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By:        /s/ Robert J. Ivosevich
                                                   ----------------------------
                                        Name:      Robert J. Ivosevich
                                                   ----------------------------
                                        Title:     Deputy General Manager
                                                   ----------------------------

                                        By:        /s/ Charles F. Azzara
                                                   ----------------------------
                                        Name:      Charles F. Azzara
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------



                                Signature Page-7

                                        BANK OF AMERICA, N.A.


                                        By:        /s/ Ronald E. McKaig
                                                   ----------------------------
                                        Name:      Ronald E. McKaig
                                                   ----------------------------
                                        Title:     Managing Director
                                                   ----------------------------


                                Signature Page-8

                                         BANK OF SCOTLAND


                                         By:        /s/ Joseph Fratus
                                                    ---------------------------
                                         Name:      Joseph Fratus
                                                    ---------------------------
                                         Title:     First Vice President
                                                    ---------------------------



                                Signature Page-9

                                         BAYERISCHE HYPO-UND VEREINSBANK AG
                                         (New York Branch)


                                         By:        /s/ Steven Atwell
                                                    ---------------------------
                                         Name:      Steven Atwell
                                                    ---------------------------
                                         Title:     Director
                                                    ---------------------------


                                         By:        /s/ Shannon Batchman
                                                    ---------------------------
                                         Name:      Shannon Batchman
                                                    ---------------------------
                                         Title:     Director
                                                    ---------------------------


                               Signature Page-10

                                   BNP PARIBAS


                                        By:        /s/ Mark A. Cox
                                                   ----------------------------
                                        Name:      Mark A. Cox
                                                   ----------------------------
                                        Title:     Director
                                                   ----------------------------


                                        By:        /s/ Greg Smothers
                                                   ----------------------------
                                        Name:      Greg Smothers
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------



                               Signature Page-11

                                        CIBC INC.


                                        By:        /s/ Nora Q. Catiis
                                                   ----------------------------
                                        Name:      Nora Q. Catiis
                                                   ----------------------------
                                        Title:     Executive Director
                                                   ----------------------------



                               Signature Page-12

                                        CITICORP NORTH AMERICA, INC.


                                        By:        /s/ Amy K. Pincu
                                                   ----------------------------
                                        Name:      Amy K. Pincu
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------


                               Signature Page-13

                                       CREDIT SUISSE FIRST BOSTON
                                       CAYMAN ISLANDS BRANCH


                                       By:        /s/ James P. Moran
                                                  -----------------------------
                                       Name:      James P. Moran
                                                  -----------------------------
                                       Title:     Director
                                                  -----------------------------

                                       By:        /s/ Ian W. Nalitt
                                                  -----------------------------
                                       Name:      Ian W. Nalitt
                                                  -----------------------------
                                       Title:     Associate
                                                  -----------------------------



                               Signature Page-14

                                   ROYAL BANK OF CANADA


                                   By:        /s/ Tom J. Oberaigner
                                              ---------------------------------
                                   Name:      Tom J. Oberaigner
                                              ---------------------------------
                                   Title:     Senior Manager
                                              ---------------------------------



                               Signature Page-15

                                   SOUTHWEST BANK OF TEXAS, N.A.


                                   By:        /s/ W. Bryan Chapman
                                              ---------------------------------
                                   Name:      W. Bryan Chapman
                                              ---------------------------------
                                   Title:     Vice President of Energy Lending
                                              ---------------------------------



                               Signature Page-16

                                        SUNTRUST BANK


                                        By:        /s/ Joseph M. McCreery
                                                   ----------------------------
                                        Name:      Joseph M. McCreery
                                                   ----------------------------
                                        Title:     Vice President
                                                   ----------------------------



                               Signature Page-17

                                        THE BANK OF NOVA SCOTIA


                                        By:        /s/ N. Bell
                                                   ----------------------------
                                        Name:      N. Bell
                                                   ----------------------------
                                        Title:     Senior Manager
                                                   ----------------------------



                               Signature Page-18

                                        THE ROYAL BANK OF SCOTLAND plc


                                        By:        /s/ Patricia J. Dundee
                                                   ----------------------------
                                        Name:      Patricia J. Dundee
                                                   ----------------------------
                                        Title:     Senior Vice President
                                                   ----------------------------



                               Signature Page-19

                                        DAVID L. BABSON & COMPANY INC.,
                                        in its individual capacity
                                        and as Collateral Manager
                                        on behalf of the investment
                                        fund under its management
                                        listed below:

                                        APEX (IDM) CDO I, LTD.


                                        By:        /s/ William A. Hayes
                                                   ----------------------------
                                        Name:      William A. Hayes
                                                   ----------------------------
                                        Title:     Managing Director
                                                   ----------------------------



                               Signature Page-20

                                        ATRIUM CDO


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-21

                                        CSAM FUNDING I


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-22

                                        CSAM FUNDING II


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-23

                                        DAVID L. BABSON & COMPANY INC., in its
                                        individual capacity and as Collateral
                                        Manager on behalf of the investment
                                        funds under its management as listed
                                        below:

                                        ELC (CAYMAN) LTD. 2000-1
                                        TRYON CLO LTD. 2000-1


                                        By:        /s/ William A. Hayes
                                                   ----------------------------
                                        Name:      William A. Hayes
                                                   ----------------------------
                                        Title:     Managing Director
                                                   ----------------------------



                               Signature Page-24

                                        FIRST DOMINION FUNDING I


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-25

                                        FIRST DOMINION FUNDING II


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-26

                                        FIRST DOMINION FUNDING III


                                        By:        /s/ David H. Lerner
                                                   ----------------------------
                                        Name:      David H. Lerner
                                                   ----------------------------
                                        Title:     Authorized Signatory
                                                   ----------------------------



                               Signature Page-27

                                 LONGHORN CDO (CAYMAN) LTD

                                 By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------



                               Signature Page-28

                                 LONGHORN CDO II LTD.

                                 By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------



                               Signature Page-29

                                 LONG LANE MASTER TRUST IV

                                 By:    Fleet National Bank,
                                        as Trust Administrator


                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------



                               Signature Page-30

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------




                               Signature Page-31

                                 SANKATY HIGH YIELD PARTNERS III, LP



                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------



                               Signature Page-32

                                 TORONTO DOMINION (NEW YORK) INC.


                                 By:
                                        ---------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------




                               Signature Page-33

                                     ANNEX I
                                APPLICABLE MARGIN

---------------------------------------- --------------------------------------- -------------------------------------
Leverage Ratio                                      Eurodollar Loans                  Alternate Base Rate Loans
---------------------------------------- --------------------------------------- -------------------------------------
Equal to or less than 3.00 to 1.00                       1.75%                                  0.50%
---------------------------------------- --------------------------------------- -------------------------------------
Greater than 3.00 to 1.00 but equal to                   2.00%                                  0.75%
or less than 4.00 to 1.00
---------------------------------------- --------------------------------------- -------------------------------------
Greater than 4.00 to 1.00 but equal to                   2.25%                                  1.00%
or less than 5.00 to 1.00
---------------------------------------- --------------------------------------- -------------------------------------
Greater than 5.00 to 1.00                                2.50%                                  1.25%
---------------------------------------- --------------------------------------- -------------------------------------



                             Annexes and Schedules

                                                                      SCHEDULE I


                    Lenders, Commitments and Loan Percentages

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
JP Morgan Chase Bank                                 Administrative Agent        $664,786.23             0.42%

270 Park Avenue, 21st Floor
New York, New York  10017
Attention:  Steven G. Wood, Vice President
Telephone:  212-270-7056
Fax:        212-270-3897

with a copy to:

J.P. Morgan Securities Inc.
707 Travis, 8-CBBN-96
Houston, TX 77002
Attention:  Ray M. Meyer
Telephone:  713-216-4913
Fax:        713-216-2339

---------------------------------------------------- --------------------------- ----------------------- -------------
Bank One, NA (Main Office Chicago)                   Co-Syndication Agent        $8,971,962.62           5.61%
1 Bank One Plaza, IL 1-0364
Chicago, IL 60670
Attention:  Kenneth J. Fatur
Telephone:  312-732-3117
Fax:        312-732-3055

---------------------------------------------------- --------------------------- ----------------------- -------------
Wachovia Bank, National Association                  Co-Syndication Agent        $8,971,962.62           5.61%
1001 Fannin
Suite 2255
Houston, Texas 77002
Attention:  Philip Trinder
Telephone:  713-346-2718
Fax:        713-650-6354

---------------------------------------------------- --------------------------- ----------------------- -------------


                             Annexes and Schedules

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
Fleet National Bank                                  Co-Documentation Agent      $8,971,962.62           5.61%
Fleet Corporate and Investment Banking
700 Louisiana St., Suite 2500
Houston, TX 77002
Attention:  Mark Serice
Telephone:  713-315-4217
Fax:        713-224-1223

---------------------------------------------------- --------------------------- ----------------------- -------------
Fortis Capital Corp.                                 Co-Documentation Agent      $8,971,962.62           5.61%
100 Crescent Court, Ste. 1777
Dallas, Texas 75201
Attention:  Darrell W. Holley
Telephone:  214-953-9307
Fax:        214-754-5982

---------------------------------------------------- --------------------------- ----------------------- -------------
Citicorp North America, Inc.                         Senior Managing Agent       $10,467289.72           6.54%
1200 Smith Street
Suite 2000
Houston, Texas 77002
Attention:  Michael Nepveux
Telephone:  713-654-2887
Fax:        713-654-2849

---------------------------------------------------- --------------------------- ----------------------- -------------
Credit Suisse First Boston Cayman Islands Branch     Senior Managing Agent       $5,981,308.42           3.74%
Eleven Madison Avenue
New York, NY 10010
Attention:  James P. Moran
Telephone:  212-325-9176
Fax:        212-325-8615

---------------------------------------------------- --------------------------- ----------------------- -------------
The Bank of Nova Scotia                              Managing Agent              $9,345,794.39           5.84%
Scotia Capital
1100 Louisiana
Suite 3000
Houston, Texas 77002
Attention:  Joe Lattanzi
Telephone:  713-759-3435
Fax:        713-752-2425

---------------------------------------------------- --------------------------- ----------------------- -------------
BNP Paribas                                          Managing Agent              $9,345,794.39           5.84%
1200 Smith
Suite 3100
Houston, Texas 77002
Attention:  Marion Livingston
Telephone:  713-659-4811
Fax:        713-659-6915

---------------------------------------------------- --------------------------- ----------------------- -------------




                             Annexes and Schedules

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
The Royal Bank of Scotland plc                       Managing Agent              $9,345,794.39           5.84%
600 Travis Street, Suite 6070
Houston, TX 77002
Attention:  Jill Gander
Telephone:  713-221-2417
Fax:        713-221-2430

---------------------------------------------------- --------------------------- ----------------------- -------------
Bank of Scotland                                     Managing Agent              $9,345,794.39           5.84%
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention:  Byron L. Cooley
Telephone:  713-650-0036
Fax:        713-651-9714

---------------------------------------------------- --------------------------- ----------------------- -------------
Arab Banking Corporation (B.S.C.)                                                $5,233,644.86           3.27%
277 Park Avenue, 32nd Floor
New York, NY 10172
Attention:  Barbara Sanderson/ Louise Weiss
Telephone:  212-583-4752/4754
Fax:        212-503-0921

---------------------------------------------------- --------------------------- ----------------------- -------------
Bank of America, N.A.                                                            $5,233,644.86           3.27%
333 Clay Street
Suite 550
Houston, Texas 77002
Attention:  Ron McKaig
Telephone:  713-651-4881
Fax:        713-651-4807

---------------------------------------------------- --------------------------- ----------------------- -------------
CIBC Inc.                                                                        $5,233,644.86           3.27%
1600 Smith Street St. 3000
Houston, TX 77002
Attention:  Mark Wolf
Telephone:  713-650-2588
Fax:        713-650-7675

---------------------------------------------------- --------------------------- ----------------------- -------------
Bayerische Hypo-Und Veriensbank AG, New York Branch                              $5,981,308.37           3.74%
150 East 42nd Street
New York, New York 10017
Attention:  Yoram Dankner
Telephone:  212-672-5446
Fax:        212-672-5530

---------------------------------------------------- --------------------------- ----------------------- -------------




                             Annexes and Schedules

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
Royal Bank of Canada                                                             $5,233,644.86           3.27%
New York Branch
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention:  Manager, Loans Administration
Telephone:  212-428-6338
Fax:        212-428-2372

With copies to:

2800 Post Oak Boulevard
Suite 5700
Houston, TX 77056
Attention:  Tom Oberaigner
Telephone:  713-403-5678
Fax:        713-403-5624

---------------------------------------------------- --------------------------- ----------------------- -------------
Southwest Bank of Texas, N.A.                                                    $5,981,308.41           3.74%
4400 Post Oak Parkway 4th Floor
Houston, TX 77027
Attention:  Bryan Chapman
Telephone:  713-232-2026
Fax:        713-232-1357

---------------------------------------------------- --------------------------- ----------------------- -------------
SunTrust Bank                                                                    $4,485,981.31           2.80%
303 Peachtree Street N.E.
3rd Floor, MC 1929
Atlanta, GA 30308
Attention:  Steve Newby
Telephone:  404-658-4916
Fax:        404-827-6270

---------------------------------------------------- --------------------------- ----------------------- -------------
Merrill Lynch Senior Floating Rate Fund, Inc.                                    $897,196.26             0.56%
c/o Merrill Lynch Investment Managers
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Attention:  Carla Orihel
Telephone:  609-282-3285
Fax:        609-282-6627

---------------------------------------------------- --------------------------- ----------------------- -------------
Longhorn CDO II, Ltd.                                                            $1,495,327.10           0.93%
 c/o Merrill Lynch Investment Managers
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Attention:  Carla Orihel
Telephone:  609-282-3285
Fax:        609-282-6627

---------------------------------------------------- --------------------------- ----------------------- -------------




                             Annexes and Schedules

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
Longhorn CDO (Cayman) Ltd.                                                       $1,794,392.53           1.12%
 c/o Merrill Lynch Investment Managers
800 Scudders Mill Road - Area 1B
Plainsboro, NJ 08536
Attention:  Carla Orihel
Telephone:  609-282-3285
Fax:        609-282-6627

---------------------------------------------------- --------------------------- ----------------------- -------------
Apex (IDM) CDO I, Ltd.                                                           $897,196.26             0.56%

---------------------------------------------------- --------------------------- ----------------------- -------------
Atrium CDO                                                                       $3,909,821.51           2.44%

---------------------------------------------------- --------------------------- ----------------------- -------------
CSAM Funding I                                                                   $2,242,990.66           1.40%
c/o Credit Suisse Asset Management, LLC
466 Lexington Avenue, 14th Floor
New York, New York 10017
Attention:  David Lerner
Telephone:  212-201-9037
Fax:        212-983-4118
---------------------------------------------------- --------------------------- ----------------------- -------------
CSAM Funding II                                                                  $4,196,261.68           2.62%
c/o Credit Suisse Asset Management, LLC
466 Lexington Avenue, 14th Floor
New York, New York 10017
Attention:  David Lerner
Telephone:  212-201-9037
Fax:        212-983-4118

---------------------------------------------------- --------------------------- ----------------------- -------------
ELC (Cayman) Ltd. 2000-1                                                         $448,598.13             0.28%

---------------------------------------------------- --------------------------- ----------------------- -------------
First Dominion Funding I                                                         $7,969,317.46           4.98%
c/o Credit Suisse Asset Management, LLC
466 Lexington Avenue, 14th Floor
New York, New York 10017
Attention:  Linda Karn
Telephone:  212-201-9035
Fax:        212-983-4118

---------------------------------------------------- --------------------------- ----------------------- -------------
First Dominion Funding II                                                        $1,495,327.10           0.93%
c/o Credit Suisse Asset Management, LLC
466 Lexington Avenue, 14th Floor
New York, New York 10017
Attention:  David Lerner
Telephone:  212-201-9037
Fax:        212-983-4118

---------------------------------------------------- --------------------------- ----------------------- -------------




                             Annexes and Schedules

---------------------------------------------------- --------------------------- ----------------------- -------------
              LENDER NAME AND ADDRESS                          TITLE                   TERM LOANS            LOAN
                                                                                                          PERCENTAGE
---------------------------------------------------- --------------------------- ----------------------- -------------
First Dominion Funding III                                                       $1,495,327.10           0.93%
c/o Credit Suisse Asset Management, LLC
466 Lexington Avenue, 14th Floor
New York, New York 10017
Attention:  David Lerner
Telephone:  212-201-9037
Fax:        212-983-4118
---------------------------------------------------- --------------------------- ----------------------- -------------
Long Lane Master Trust IV                                                        $1,647,351.93           1.03%
---------------------------------------------------- --------------------------- ----------------------- -------------
Sankaty High Yield Partners III, LP                                              $1,647,351.93           1.03%
---------------------------------------------------- --------------------------- ----------------------- -------------
Toronto Dominion (New York) Inc.                                                 $1,647,352.31           1.03%
---------------------------------------------------- --------------------------- ----------------------- -------------
Tryon CLO Ltd. 2000-1                                                            $448,598.13             0.28%
---------------------------------------------------- --------------------------- ----------------------- -------------

---------------------------------------------------- --------------------------- ----------------------- -------------
TOTAL                                                                            $160,000,000.02         100.00%
---------------------------------------------------- --------------------------- ----------------------- -------------




                             Annexes and Schedules

                                  SCHEDULE 5.1

                             GUARANTEE OBLIGATIONS,
                     CONTINGENT LIABILITIES AND DISPOSITIONS

I.     Guarantee Obligations and Contingent Liabilities:
       1.    None.
II.    Dispositions or Acquisitions of Business Properties since June 30, 2002:
       2.    None.




                             Annexes and Schedules

                                  SCHEDULE 5.6

                               MATERIAL LITIGATION

         In 1997, EPN, along with several subsidiaries of El Paso Corporation, were named defendants in actions brought by Jack Grynberg on behalf of the U.S. Government under the False Claims Act. Generally, these complaints allege an industry-wide conspiracy to under report the heating value as well as the volumes of the natural gas produced from federal and Native American lands, which deprived the U.S. Government of royalties. These matters have been consolidated for pretrial purposes (In re: Natural Gas Royalties Qui Tam Litigation, U.S. District Court for the District of Wyoming, filed June 1997). In May 2001, the court denied the defendants' motions to dismiss.

         EPN has also been named a defendant in Quinque Operating Company, et al
v. Gas Pipelines and Their Predecessors, et al, filed in 1999 in the District Court of Stevens County, Kansas. This class action complaint alleges that the defendants mismeasured natural gas volumes and heating content of natural gas on non-federal and non-Native American lands. The Quinque complaint was transferred to the same court handling the Grynberg complaint and has now been sent back to Kansas State Court for further proceedings. A motion to dismiss this case is pending.

         Under the terms of EPN's agreement to acquire the Borrower's assets, subsidiaries of El Paso Corporation have agreed to indemnify EPN against all obligations related to existing legal matters at the acquisition date, including the legal matters involving Leapartners, L.P., City of Edinburg (the "City") and Houston Pipe Line Company LP discussed below.

         During 2000, Leapartners, L.P. filed a suit against an affiliate of El Paso Corporation and others in the District Court of Loving County, Texas, alleging a breach of contract to gather and process gas in areas of western Texas related to an asset now owned by the Borrower. In May 2001, the court ruled in favor of Leapartners, L.P. and entered a judgment against El Paso Field Services, L.P. of approximately $10 million. El Paso Field Services, L.P. has filed an appeal with the Eighth Court of Appeals in El Paso, Texas.

         Also, EPGT Texas Pipeline, now owned by the Borrower, is involved in litigation with the City concerning the City's claim that EPGT Texas Pipeline was required to pay pipeline franchise fees under a contract the City had with Rio Grande Valley Gas Company, which was previously owned by EPGT Texas Pipeline and is now owned by Southern Union Gas Company ("Southern Union"). An adverse judgment against Southern Union and EPGT Texas Pipeline was rendered in December 1998 and upheld for breach of contract, holding both EPGT Texas Pipeline and Southern Union jointly and severally liable to the City for approximately $4.7 million. The judgment relies on the single business enterprise doctrine to impose contractual obligations on EPGT Texas Pipeline and Southern Union's entities that were not parties to the contract with the City. EPGT Texas Pipeline has appealed this case to the Texas Supreme Court seeking reversal of the judgment rendered against EPGT Texas Pipeline. The City seeks a remand to the trial court of its claim of tortious interference against EPGT Texas Pipeline. The briefing before the Texas Supreme Court is complete.


                             Annexes and Schedules

         In December 2000, a 30-inch natural gas pipeline jointly owned now by the Borrower and Houston Pipe Line Company LP ruptured in Mont Belvieu, Texas, near Baytown, resulting in substantial property damage and minor physical injury. The Borrower is the operator of the pipeline. Lawsuits have been filed in state district court in Chambers County, Texas. An additional landowner has intervened in the Chambers County suits, as well as the homeowners' insurers. The suits seek recovery for physical pain and suffering, mental anguish, physical impairment, medical expenses, and property damage. Houston Pipe Line Company LP has been added as an additional defendant. In accordance with the terms of the operating agreement, the Borrower has agreed to assume the defense of and to indemnify Houston Pipe Line Company LP in the litigated cases. Discovery is proceeding and trial is set for November 2002. As discussed above, any obligation to Houston Pipe Line Company LP incurred by the Borrower is indemnified by subsidiaries of El Paso Corporation.



                             Annexes and Schedules

                                  SCHEDULE 5.15

                                  SUBSIDIARIES


-------------------------------------------------------------------------- -------------------------------------------
                           NAME OF SUBSIDIARY                                           OWNERSHIP INTEREST
-------------------------------------------------------------------------- -------------------------------------------
El Paso Energy Intrastate, L.P., a Delaware limited partnership            99% limited partnership interest; 1%
                                                                           general partnership interest through EPN
                                                                           Pipeline GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
El Paso Offshore Gathering & Transmission, L.P., a Delaware limited        99% limited partnership interest; 1%
partnership                                                                general partnership interest through EPN
                                                                           Gathering and Treating GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
El Paso Energy Warwink I Company, L.P., a Delaware limited partnership     99% limited partnership interest; 1%
                                                                           general partnership interest through EPN
                                                                           Gathering and Treating GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
El Paso Energy Warwink II Company, L.P., a Delaware limited partnership    99% limited partnership interest; 1%
                                                                           general partnership interest through EPN
                                                                           Gathering and Treating GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
El Paso Hub Services Company, L.L.C., a Delaware limited liability         100% limited liability company interest
company
-------------------------------------------------------------------------- -------------------------------------------
El Paso Indian Basin, L.P., a Delaware limited partnership                 99% limited partnership interest; 1%
                                                                           general partnership interest through EPN
                                                                           Gathering and Treating GP Holding,  L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
EPGT Texas Pipeline, L.P., a Delaware limited partnership                  99% limited partnership interest; 1%
                                                                           general partnership interest through EPN
                                                                           Pipeline GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
EPN Gathering and Treating Company, L.P., a Delaware limited               99% limited partnership interest; 1%
partnership                                                                general partnership interest through EPN
                                                                           Gathering and Treating GP Holding, L.L.C.
-------------------------------------------------------------------------- -------------------------------------------
EPN Gathering and Treating GP Holding, L.L.C., a Delaware limited          100% limited liability company interest
liability company
-------------------------------------------------------------------------- -------------------------------------------
EPN Pipeline GP Holding, L.L.C., a Delaware limited liability company      100% limited liability company interest
-------------------------------------------------------------------------- -------------------------------------------
Warwink Gathering and Treating Company, a Texas general partnership        100% general partnership interest through
                                                                           El Paso Energy Warwink I Company, L.P.
                                                                           (1%) and El Paso Energy Warwink II
                                                                           Company, L.P. (99%)
-------------------------------------------------------------------------- -------------------------------------------
Matagorda Island Area Gathering System, a Texas joint venture              83% joint venture interest through EPGT
                                                                           Texas Pipeline, L.P.
-------------------------------------------------------------------------- -------------------------------------------


                             Annexes and Schedules

                                  SCHEDULE 5.17

                              ENVIRONMENTAL MATTERS


1. Mercury contamination has been identified along the PG&E/GTT Pipeline system (which now comprises a part of the EPGT Pipeline system) where mercury meters are located or were previously located.

2. El Paso Corporation commissioned Montgomery Watson Harza in 2001 to perform an evaluation of the GTT Pipeline System to evaluate potential environmental issues and liabilities associated with 18 gas treatment/processing/storage facilities and 92 compressor stations within the GTT Pipeline System.

3. El Paso Corporation commissioned The IT Group in 2001 to perform a pilot study within the GTT Pipeline System to identify and assess remediation issues associated with mercury-containing manometers used on the GTT pipeline system.



                             Annexes and Schedules

                                  SCHEDULE 5.22

                                    INSURANCE



----------------------------------------------------------------------------------------------------------------------
                                                                                                        ATTACHMENT
       CARRIER/POLICY NUMBER              POLICY TERM                   LIMIT                             POINT
                                                                                                        (IF EXCESS)
----------------------------------------------------------------------------------------------------------------------
               COMPREHENSIVE GENERAL LIABILITY, AUTOMOBILE LIABILITY AND EMPLOYEE BENEFITS LIABILITY
----------------------------------------------------------------------------------------------------------------------
Travelers Companies                  11/1/2001-11/1/2002      $7,500,000      per occurrence                      --
TC2J GLSA 418J8575 TIL-01 (All                                $15,000,000     general aggregate
States)                                                       $15,000,000     products aggregate
                                                              $7,500,000      deductible per
232D1590                                                                      occurrence
(Canadian US$)                                                Employee Benefits Liability
                                                              (Claims Made Coverage Form)
                                                              $7,500,000      per occurrence
                                                              $7,500,000      each employee
                                                              $7,500,000      aggregate
                                                              $7,500,000      deductible
                                                              09/01/83        retroactive date
----------------------------------------------------------------------------------------------------------------------
Travelers Companies                  11/1/2001-11/1/2002      $5,000,000      per occurrence                       --
TC2JCAP418J8606-TIL-01 (All Other                             $2,000,000      deductible
States)
TC2ECAP418J8587-TCT-01 (TX)
TC2EGAR-418J8599-TCT-01
(Garagekeepers-TX)
TRJCAP418J8618-TIL-01 (MA)
----------------------------------------------------------------------------------------------------------------------
EMPLOYERS LIABILITY
----------------------------------------------------------------------------------------------------------------------
Travelers Co. Renewals of:           11/1/2001-11/1/2002      $2,000,000      per accident                        --
TC2KUB418J8551-IND-01 (All Other                              $2,000,000      per employee disease
States including TX, CA & NJ)                                 $2,000,000      policy aggregate
 TRJUB418J862-A-TIL-01                                                        disease
 (AZ,MA, MO, NV & WI)                                         $500,000        deductible -
                                                                              onshore & industrial
                                                                              aid aviation
                                                              $1,000,000      deductible - all
                                                                              other
----------------------------------------------------------------------------------------------------------------------



                              Annexes and Schedules

----------------------------------------------------------------------------------------------------------------------
                                                                                                        ATTACHMENT
       CARRIER/POLICY NUMBER              POLICY TERM                   LIMIT                              POINT
                                                                                                        (IF EXCESS)
----------------------------------------------------------------------------------------------------------------------
PROPERTY/MARINE COVERAGE
----------------------------------------------------------------------------------------------------------------------
Oil Insurance Limited ("OIL")        12/31/01-12/31/02      $250,000,000     Property Damage,               Excess of
2001-187                                                                     Control of Well/OEE,         $10,000,000
                                                                             Pollution

Lloyds & Companies 1/                1/29/01-1/29/02        $500,000,000     onshore/offshore               Excess of
TBD                                                                          property damage             $250,000,000
OIL Wrap and Business Interruption                                                                          Excess of
                                                                                                          $10,000,000
Currently - 100% subscribed for
offshore and 91.75% for onshore.                             $500,000,000    Onshore Business           Excess of 60-
                                                                             Interruption                    day wait
                                                                                                               period

                                                             $150,000,000    Control of Well/OEE            Excess of
                                                                                                         $250,000,000
                                                                                                            Excess of
                                                                                                          $10,000,000

                                                             $150,000,000    Pollution                      Excess of
                                                                                                         $250,000,000
                                                                                                            Excess of
                                                                                                          $10,000,000

                                                             $150,000,000    Offshore Loss of           Excess of 60-
                                                                                Production Income            day wait
                                                                                                               period
----------------------------------------------------------------------------------------------------------------------
EXCESS LIABILITY
----------------------------------------------------------------------------------------------------------------------
Mt. Franklin Insurance, Ltd. (100%   11/1/97-11/1/2002        $50,000,000     per occurrence                Excess of
Reinsured by National Union)         Prepaid Premium          $50,000,000     aggregate                       Primary
20-0102-00-1997
----------------------------------------------------------------------------------------------------------------------
American Zurich                      11/1/97-11/1/2002        $50,000,000     per occurrence                Excess of
EUO-215-2323-01                      Prepaid Premium          $50,000,000     aggregate                   $50,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------
Lumbermens Mutual Casualty           11/1/98-11/1/2002        $50,000,000     per occurrence                Excess of
9SR120080-00                         Prepaid Premium          $50,000,000     aggregate                  $150,000,000
                                                                                                            Excess of
                                                                                                              Primary

Gerling-Konzern                      11/1/97-11/1/2002        $50,000,000     per occurrence                Excess of
DL221099                             Prepaid Premium          $50,000,000     aggregate                  $100,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------



                              Annexes and Schedules

----------------------------------------------------------------------------------------------------------------------
                                                                                                        ATTACHMENT
       CARRIER/POLICY NUMBER              POLICY TERM                    LIMIT                            POINT
                                                                                                       (IF EXCESS)
----------------------------------------------------------------------------------------------------------------------
Starr Excess                         11/1/00-11/1/2002        $150,000,000    per occurrence                Excess of
5554203                              Prepaid Premium          $150,000,000    aggregate                  $200,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------

Oil Casualty Insurance, Ltd.         Prepaid Premium           $50,000,000    aggregate                  $350,000,000
UGL-A                                                                                                       Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------
X.L. Insurance Company, Ltd.         11/1/98-11/1/2002        $100,000,000    per occurrence                Excess of
XLUMB-02220                          Prepaid Premium          $100,000,000    aggregate                  $400,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------
AEGIS                                11/1/98-1/1/2002         $35,000,000     per occurrence                Excess of
X0891A1A99                           Prepaid Premium          $35,000,000     aggregate                  $500,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------
EIM                                  11/1/98-11/1/2002        $75,000,000     per occurrence               Excess of
50097399GL                           Prepaid Premium          $75,000,000     aggregate                 $535,000,000
                                                                                                            Excess of
                                                                                                              Primary
----------------------------------------------------------------------------------------------------------------------


* Data is for major coverage lines, misc. other lines not included.




                         Annexes and Schedules

                                                                      Exhibit A



                                    RESERVED






                                  Exhibit A - 1

                                                                      Exhibit B

                                FORM OF TERM NOTE



$_________                                                   New York, New York
                                                             October 10, 2002


                  FOR VALUE RECEIVED, the undersigned, EPN HOLDING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of _____ (the "Lender") at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _________ ($_______), and (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement hereinafter referred to, on the Maturity Date (as defined in the Credit Agreement), such principal to be paid on the date and in the amounts set forth in Section 2.2 of the Credit Agreement and on such other dates and in such other amounts set forth in the Credit Agreement.

                  Each of the undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum set forth in Section 4.4 of the Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 4.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date commencing on the first such date to occur after the date hereof, provided that interest accruing pursuant to subsection 4.4(c) of the Credit Agreement shall be payable on demand. In no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

                  The holder of this Note is authorized to record the date, type and amount of each Loan made by the Lender pursuant to Section 2.1 of said Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another type, the date and amount of each payment or prepayment of principal with respect thereto, and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the information recorded in the absence of manifest error; provided that failure by the Lender to make any such recordation on this Note shall not affect the obligations of the Borrower under this Note or said Credit Agreement.

                  This Note is one of the Notes referred to in the Amended and Restated Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002 (as


                                  Exhibit B-1
amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other financial institutions parties thereto and JPMorgan Chase Bank, as Administrative Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

                  Upon the occurrence of any one or more of the Events of Default specified in said Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  This Note and the other Notes are given in replacement and substitution for, but not payment or satisfaction of, certain term loan notes previously issued under the Credit Agreement. The indebtedness evidenced by such other term loan notes is continued in full force and effect hereunder.


                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  This Note evidences existing indebtedness under the Existing EPNHC Credit Agreement (and its predecessors) and does not constitute payment of such indebtedness, and such indebtedness continues in full force and effect, as amended and restated in the Credit Agreement.



                                     EPN HOLDING COMPANY, L.P.

                                         By:  EPN GP Holding, L.L.C.,
                                         its General Partner

                                         By:
                                                -------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                                -------------------------------



                                  Exhibit B-2

                                                                      SCHEDULE A
                                                                              TO
                                                                            NOTE


 EURODOLLAR LOANS AND CONVERSIONS AND PAYMENTS WITH RESPECT TO EURODOLLAR LOANS



              Amount of                                       Amount of
              Eurodollar Loans                                Eurodollar Loans                        Unpaid Principal
              Made or Converted      Interest Period and      Paid or Converted                       Balance of
              from Alternate         Eurodollar Rate with     into Alternate        Distribution      Eurodollar           Notation
Date          Base Rate Loans        Respect Thereto          Base Rate Loans       Loan (Yes/No)     Loans                Made By
----          -----------------      --------------------     ------------------    -------------     ----------------     --------
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----
-------           --------                 -----------             ---------           -------            ---------          ----



                           Exhibit B (Schedule A) - 1

                                                                      SCHEDULE B
                                                                              TO
                                                                            NOTE


             ALTERNATE BASE RATE LOANS AND CONVERSIONS AND PAYMENTS
                    WITH RESPECT TO ALTERNATE BASE RATE LOANS

                 Amount of
                 Alternate Base      Amount of
                 Rate Loans Made     Alternate Base                         Unpaid Principal
                 or Converted        Rate Loans Paid                        Balance of
                 from Eurodollar     or Converted into     Distribution     Alternate Base        Notation
Date             Loans               Eurodollar Loans      Loan (Yes/No)    Rate Loans            Made By
----             ---------------     -----------------     -------------    ----------------      ---------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------
-----              ---------            ----------            --------         ----------          -------





                           Exhibit B (Schedule B) - 1

                                                                       Exhibit C


                             FORM OF EPEPC GUARANTEE

                   [See form attached to EPN Credit Agreeemnt]





                                   Exhibit C-1

                                                                       Exhibit D



                        FORM OF EPEPC SECURITY AGREEMENT

                   [See form attached to EPN Credit Agreement]



                                   Exhibit D-1

                                                                       Exhibit E




                              FORM OF EPN GUARANTEE






                                   Exhibit E-1

                                                                       Exhibit F



                          FORM OF EPN PLEDGE AGREEMENT

                   [See form attached to EPN Credit Agreement]




                                   Exhibit F-1

                                                                       Exhibit G



                         FORM OF EPN SECURITY AGREEMENT

                   [See form attached to EPN Credit Agreement]




                                   Exhibit G-1

                                                                       Exhibit H



                         FORM OF SUBSIDIARIES GUARANTEE

                   [See form attached to EPN Credit Agreement]





                                   Exhibit H-1

                                                                       Exhibit I



                      FORM OF SUBSIDIARIES PLEDGE AGREEMENT

                   [See form attached to EPN Credit Agreement]





                                   Exhibit I-1

                                                                    Exhibit J




                    FORM OF SUBSIDIARIES SECURITY AGREEMENT

                  [See form attached to EPN Credit Agreement]




                                   Exhibit J-1

                                                                       Exhibit K

                                    RESERVED





                                   Exhibit K-1

                                                                       Exhibit L


                        FORM OF ASSIGNMENT AND ASSUMPTION

         Reference is made to the Amended and Restated Credit Agreement dated as of April 8, 2002, as amended and restated through October 10, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among EPN Holding Company, L.P., the Lenders named therein and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date
(i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

                  This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 4.10(b) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 11.6(b) of the Credit Agreement.

                  This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):



                                  Exhibit L - 1

--------------------------------------- ------------------------------- -----------------------------------
                                        Principal Amount Assigned:      Percentage Assigned of Loans (set
                                                                        forth, to at least 8 decimals, as
                                                                        a percentage of the Loans of all
                                                                        Lenders)
--------------------------------------- ------------------------------- -----------------------------------
Loans Assigned:                         $                                                               %
--------------------------------------- ------------------------------- -----------------------------------

The terms set forth above and below are hereby agreed to:

                                    [Name of Assignor], as Assignor


                                    By:
                                           ------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                           ------------------------------------


                                    [Name of Assignee], as Assignee



                                    By:
                                           ------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                           ------------------------------------

The undersigned hereby consent to the within assignment:(1)

EPN Holding Company, L.P.,                JPMorgan Chase Bank,
By: EPN GP Holding, L.L.C.,
its General Partner                       as Administrative Agent,

By:                                            By:
      ------------------------                      ---------------------------
Name:                                          Name:
      ------------------------                      ---------------------------
Title:                                         Title:
      ------------------------                       --------------------------




--------------------

(1) Consents to be included to the extent required by Section 12.6(b) of the Credit Agreement.


                                  Exhibit L - 2

                                                                       Exhibit M

                  FORM OF ENVIRONMENTAL COMPLIANCE CERTIFICATE

         The undersigned, being the [President] [Chief Operating Officer] [Chief Financial Officer] of EPN Holding Company, L.P. (the "Borrower"), pursuant to subsection 8.2(i) of the Amended and Restated Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002, among the Borrower, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"), and the banks and other financial institutions which are parties thereto (the "Lenders") (such Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified, is referred to herein as the "Credit Agreement"), after due inquiry and consultation with the senior operating officers of the Borrower, does hereby certify as of the date hereof to the Lenders as follows:

         1. For the fiscal year ending immediately prior to the date hereof, except as set forth in Schedule I attached hereto, the Borrower and its Subsidiaries have complied and are complying with Section 7.8 of the Credit Agreement;

         2. To the best knowledge of the undersigned after due inquiry and except as set forth in Schedule 5.17, the Borrower and its Subsidiaries are in compliance with all applicable Environmental Laws, noncompliance with which could give rise to a liability in a Material Environmental Amount;

         3. The Borrower and its Subsidiaries have taken steps to minimize the generation of potentially harmful effluents;

         4. The Borrower and its Subsidiaries have established a program of conducting an internal audit of each operating facility of the Borrower and its Subsidiaries to identify actual or potential environmental liabilities which could give rise to a liability in a Material Environmental Amount; and

         5. The Borrower and its Subsidiaries have established a program of training their respective employees in issues of environmental, health and safety compliance, and the Borrower and its Subsidiaries have one or more individuals in charge of implementing the training program.


                                  Exhibit N-1

         For purposes of this Certificate, all capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                         EPN HOLDING COMPANY, L.P.

                                  By:  EPN GP Holding, L.L.C.,
                                           its General Partner

                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


Date:

                                  Exhibit N-2